File  333-186757
                                                                 Rule 497(b)

                       High Yield Corporate Trust, Short
                            Intermediate, Series 10

                                    FT 4104

FT 4104 is a series of a unit investment trust, the FT Series. FT 4104 consists of a single portfolio known as High Yield Corporate Trust, Short Intermediate, Series 10 (the "Trust"). The Trust invests in a portfolio of interest-bearing corporate debt obligations (the "Securities"). See "Risk Factors" for a discussion of the risks of investing in high-yield securities or "junk" bonds. The Trust seeks to distribute high current monthly income and to preserve capital.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FIRST TRUST(R)

                                 1-800-621-1675

            The date of this prospectus is September 19, 2013

                               Table of Contents

Summary of Essential Information                         3
Fee Table                                                4
Report of Independent Registered Public Accounting Firm  5
Statement of Net Assets                                  6
Schedule of Investments                                  7
The FT Series                                           11
Portfolio                                               11
Estimated Returns                                       12
Risk Factors                                            12
Portfolio Securities Descriptions                       15
Public Offering                                         17
Distribution of Units                                   19
Underwriting Concessions                                21
Underwriting                                            22
The Sponsor's Profits                                   22
The Secondary Market                                    22
How We Purchase Units                                   22
Expenses and Charges                                    22
Tax Status                                              23
Retirement Plans                                        25
Rights of Unit Holders                                  25
Interest and Principal Distributions                    26
Redeeming Your Units                                    26
Removing Securities from the Trust                      27
Amending or Terminating the Indenture                   28
Information on the Sponsor, Trustee,
   FTPS Unit Servicing Agent and Evaluator              29
Other Information                                       30
Credit Rating Definitions                               30

                  Summary of Essential Information (Unaudited)

           High Yield Corporate Trust, Short Intermediate, Series 10
                                    FT 4104

  At the Opening of Business on the Initial Date of Deposit-September 19, 2013

                   Sponsor:   First Trust Portfolios L.P.
                   Trustee:   The Bank of New York Mellon
 FTPS Unit Servicing Agent:   FTP Services LLC
                 Evaluator:   First Trust Advisors L.P.


Initial Number of Units                                                                                       12,235
Fractional Undivided Interest in the Trust per Unit                                                         1/12,235
Principal Amount (Par Value) of Securities per Unit (1)                                                 $     915.08
Public Offering Price:
Public Offering Price per Unit (2)                                                                      $     995.03
    Less Maximum Sales Charge per Unit (3)                                                                    (29.21)
                                                                                                        ____________
Aggregate Offering Price Evaluation of Securities per Unit (4)                                                965.82
    Less Organization Costs per Unit (5)                                                                       (5.00)
                                                                                                        ____________
Net Asset Value per Unit (based on aggregate offer prices of Securities) (5)                            $     960.82
                                                                                                        ============
Sponsor's Initial Repurchase Price per Unit (5)                                                         $     965.82
Redemption Price per Unit (based on aggregate bid prices of Securities) (5)                             $     951.67
Weighted Average Maturity of the Securities                                                               4.91 years
First Settlement Date                                                                                   September 24, 2013
Termination Date (6)                                                                                      October 15, 2021
Ticker Symbol                                                                                               FQVCLX

Distributions (7):
     Estimated Net Annual Interest Income per Unit                                                      $      69.65
     Initial Distribution per Unit                                                                      $       3.09
     Estimated Regular Distributions per Unit                                                           $       5.80
Estimated Current Return (8)                                                                                    7.00%
Estimated Long-Term Return (8)                                                                                  5.42%
Cash CUSIP Number                                                                                         30282H 736
FTPS CUSIP Number                                                                                         30282H 751
Fee Account CUSIP Number                                                                                  30282H 744
Pricing Line Product Code                                                                                     086788

____________

(1) Because certain of the Securities may, in certain circumstances, be sold, redeemed or mature in accordance with their terms, the Unit value at the Termination Date may not equal the Principal Amount (Par Value) of Securities per Unit stated above.

(2) The Public Offering Price shown above reflects the value of the Securities on the business day prior to the Initial Date of Deposit. No investor will purchase Units at this price. The price you pay for your Units will be based on their valuation at the Evaluation Time on the date you purchase your Units. On the Initial Date of Deposit, the Public Offering Price per Unit will not include any accrued interest on the Securities. After this date, a pro rata share of any accrued interest on the Securities will be included.

(3) You will pay a maximum sales charge of 2.95% of the Public Offering Price per Unit (equivalent to 3.040% of the net amount invested).
Investors will not be assessed a sales charge on the portion of their Units represented by cash deposited to pay the Trust's organization costs.

(4) Each Security is valued at its aggregate offering price. The initial evaluation for purposes of determining the purchase, sale or redemption price of Units on the Initial Date of Deposit will occur at the latter of 4:00 p.m. Eastern time or the effectiveness of the Trust. Thereafter, evaluations for purposes of determining the purchase, sale or redemption price of Units are made as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day on which it is open (the "Evaluation Time").

(5) The Net Asset Value per Unit figure reflects the deduction of estimated organization costs, which will be deducted from the assets of the Trust at the end of the initial offering period. The Sponsor's Initial Repurchase Price per Unit does not reflect the deduction of estimated organization costs until the end of the initial offering period as set forth under "Fee Table." The Redemption Price per Unit reflects the deduction of such estimated organization costs. See "Redeeming Your Units."

(6) See "Amending or Terminating the Indenture."

(7) Distributions will be paid on the twenty-fifth day of each month ("Distribution Date") to Unit holders of record on the tenth day of such month ("Distribution Record Date"). The amount of the Estimated Regular Distributions per Unit was calculated on the basis of the Estimated Annual Interest Income per Unit less the estimated annual expenses and divided by twelve. Each Unit holder will receive the Initial Distribution per Unit on October 25, 2013. Estimated Regular Distributions per Unit will occur monthly, beginning November 25, 2013. The actual distribution you receive will vary from that set forth above with changes in the Trust's fees and expenses and with the sale, maturity or redemption of Securities. See "Fee Table" and "Expenses and Charges." Distributions from the Principal Account will be made monthly if the amount available for distribution equals at least $1.00 per Unit. See "Interest and Principal Distributions."

(8) Estimated Current Return is calculated by dividing Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated using a formula which (1) factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of the Securities; and (2) takes into account a compounding factor, the sales charge and expenses. There is no assurance that the Estimated Current and Long-Term Returns set forth above will be realized in the future because the various components used to calculate these figures, such as Trust expenses, market values and estimated retirements of the Securities, will change. In addition, neither rate reflects the true return you will receive, which will be lower, because neither includes the effect of certain delays in distributions.

                             Fee Table (Unaudited)

This Fee Table describes the fees and expenses that you may, directly or indirectly, pay if you buy and hold Units of the Trust. See "Public Offering" and "Expenses and Charges." Although the Trust has a term of approximately 8 years, and is a unit investment trust rather than a mutual fund, this information allows you to compare fees.


                                                                                                                  Amount
                                                                                                                  per Unit
                                                                                                                  ________
Unit Holder Sales Fees
(as a percentage of public offering price)
   Maximum sales charge imposed on purchase                                                         2.95%(a)      $29.21
                                                                                                    ========      ========
Organization Costs
(as a percentage of public offering price)
   Estimated organization costs                                                                     .502%(b)      $5.00
                                                                                                    ========      ========
Estimated Annual Trust Operating Expenses(c)
(as a percentage of average net assets)
   Portfolio supervision, bookkeeping, administrative, evaluation
     and FTPS Unit servicing fees                                                                   .082%         $0.81
   Trustee's fee and other operating expenses                                                       .155%(d)      $1.54
                                                                                                    ________      ________
      Total                                                                                         .237%         $2.35
                                                                                                    ========      ========

                                 Example

This example is intended to help you compare the cost of investing in the Trust with the cost of investing in other investment products. The example assumes that you invest $10,000 in the Trust for the periods shown and sell all your Units at the end of those periods. The example also assumes a 5% return on your investment each year and that the Trust's operating expenses stay the same. The example does not take into consideration transaction fees which may be charged by certain broker/dealers for processing redemption requests. Although your actual costs may vary, based on these assumptions your costs, assuming you sell or redeem your Units at the end of each period, would be:

   1 Year           3 Years          5 Years          8 Years
   ______           _______          ______           _______
   $369             $418             $472             $563

The example will not differ if you hold rather than sell your Units at the end of each period.

________________

(a) The maximum sales charge consists entirely of an initial sales charge, deducted at the time of purchase. Investors will not be assessed a sales charge on the portion of their Units represented by cash deposited to pay the Trust's organization costs.

(b) Estimated organization costs will be deducted from the assets of the Trust at the end of the initial offering period. Estimated organization costs are assessed on a fixed dollar amount per Unit basis which, as a percentage of average net assets, will vary over time.

(c) Each of the fees listed herein is assessed on a fixed dollar amount per Unit basis which, as a percentage of average net assets, will vary over time.

(d) Other operating expenses do not include brokerage costs and other portfolio transaction fees. A portion of the Trustee's fee represents the cost to the Trustee of advancing funds to the Trust to meet scheduled distributions, to provide funds for payment of redemptions, or otherwise as required for the administration of the Trust. The Trustee can adjust the amount of its fee in response to, among other things, changes in short-term interest rates and changes in the average cash balances on hand in the Trust Accounts. In certain circumstances, the Trust may incur additional expenses not set forth above. See "Expenses and Charges."

                             Report of Independent
                       Registered Public Accounting Firm

The Sponsor, First Trust Portfolios L.P., and Unit Holders
FT 4104

We have audited the accompanying statement of net assets, including the schedule of investments, of FT 4104, comprising High Yield Corporate Trust, Short Intermediate, Series 10 (the "Trust"), as of the opening of business on September 19, 2013 (Initial Date of Deposit). This statement of net assets is the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on this statement of net assets based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of net assets is free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of net assets, assessing the accounting principles used and significant estimates made by the Trust's Sponsor, as well as evaluating the overall presentation of the statement of net assets. Our procedures included confirmation of the irrevocable letter of credit held by The Bank of New York Mellon, the Trustee, and deposited in the Trust for the purchase of Securities, as shown in the statement of net assets, as of the opening of business on September 19, 2013, by correspondence with the Trustee. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of net assets referred to above presents fairly, in all material respects, the financial position of FT 4104, comprising High Yield Corporate Trust, Short Intermediate, Series 10, as of the opening of business on September 19, 2013 (Initial Date of Deposit), in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
September 19, 2013

                            Statement of Net Assets

           High Yield Corporate Trust, Short Intermediate, Series 10
                                    FT 4104

                    At the Opening of Business on the
               Initial Date of Deposit-September 19, 2013


                                                         NET ASSETS
Investments in Securities represented by Securities and/or purchase contracts (1)(2)                       $11,755,628
Accrued interest on underlying Securities (2)(3)                                                               228,479
Cash (2)                                                                                                        61,175
                                                                                                           ___________
                                                                                                            12,045,282
Less liability for reimbursement to Sponsor for organization costs (4)                                         (61,175)
Less distributions payable (3)                                                                                (228,479)
                                                                                                           ___________
Net assets                                                                                                 $11,755,628
                                                                                                           ===========
Outstanding Units                                                                                               12,235
Net asset value per Unit (5)                                                                               $    960.82
                                                   ANALYSIS OF NET ASSETS
Cost to investors (6)                                                                                      $12,174,187
Less maximum sales charge (6)                                                                                 (357,384)
Less estimated reimbursement to Sponsor for organization costs (4)                                             (61,175)
                                                                                                           ___________
Net assets                                                                                                 $11,755,628
                                                                                                           ===========

______________

                    NOTES TO STATEMENT OF NET ASSETS

The Sponsor is responsible for the preparation of financial statements in accordance with accounting principles generally accepted in the United States which require the Sponsor to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

(1) The Trust invests in a portfolio of interest-bearing corporate debt obligations. Aggregate cost of the Securities listed under "Schedule of Investments" is based on their aggregate underlying value. The Trust has a Termination Date of October 15, 2021.

(2) An irrevocable letter of credit issued by The Bank of New York Mellon, of which $15,000,000 is allocated to the Trust, has been deposited with the Trustee as collateral, covering the monies necessary for the purchase of the Securities subject to purchase contracts ($11,950,826), accrued interest to the Initial Date of Deposit ($228,479), cash ($61,175) and accrued interest from the Initial Date of Deposit to the later of the First Settlement Date of the Trust or the expected dates of delivery of the Securities ($12,236). The Trustee will advance to the Trust the amount of net interest accrued to the First Settlement Date, which will be distributed to the Sponsor as Unit holder of record.

(3) The purchased interest on the underlying Securities accrued to the Initial Date of Deposit will be distributed to the Sponsor as Unit holder of record.

(4) A portion of the Public Offering Price consists of an amount sufficient to reimburse the Sponsor for all or a portion of the costs of establishing the Trust. These costs have been estimated at $5.00 per Unit. A payment will be made as of the end of the initial offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization costs are greater than the estimated amount, only the estimated organization costs added to the Public Offering Price will be reimbursed to the Sponsor and deducted from the assets of the Trust.

(5) Net asset value per Unit is calculated by dividing the Trust's net assets by the number of Units outstanding. This figure includes organization costs, which will only be assessed to Units outstanding at the end of the initial offering period.

(6) The aggregate cost to investors in the Trust, excluding the amount held in cash deposited to pay the Trust's organization costs, includes a maximum sales charge computed at the rate of 2.95% of the Public
Offering Price per Unit (equivalent to 3.040% of the net amount invested), assuming no reduction of sales charge as set forth under "Public Offering."

                            Schedule of Investments

        High Yield Corporate Trust, Short Intermediate, Series 10
                                 FT 4104

                    At the Opening of Business on the
               Initial Date of Deposit-September 19, 2013


                                                                                                       Percentage
                                                                                                       of            Cost of
                                                                                       Rating          Aggregate     Securities
Aggregate      Issue Represented by Securities or                                     (Unaudited)      Offering      to the
Principal      Sponsor's Contracts to Purchase Securities (1) (2)                       S&P (4)        Price         Trust (3) (5)
________       _________________________________________________                        _____          _______       _____________
Corporate Bonds (100.00%):
               Consumer Discretionary (9.98%):
$   150,000    Caesar's Entertainment Operating Company, Inc., 11.25%,                   B-            1.35%         $   159,000
                   Due 06/01/2017 (6)
    475,000    Live Nation Entertainment, Inc., Senior Notes, 7.00%,                     B+            4.24%             498,750
                   Due 09/01/2020 (6) (7)
    350,000    MGM Resorts International, Senior Notes, 8.625%,                          B+            3.44%             404,075
                   Due 02/01/2019 (6)
    100,000    ROC Finance LLC, ROC Finance 1 Corporation, Second Lien Notes,            B             0.95%             111,500
                   12.125%, Due 09/01/2018 (6) (7)
               Energy (1.35%):
    155,000    Arch Coal, Inc., Senior Notes, 8.75%, Due 08/01/2016 (6)                  B-            1.35%             158,488
               Financials (3.50%):
    400,000    Nationstar Mortgage LLC, Nationstar Capital Corporation, 6.50%,           B+            3.50%             411,496
                   Senior Notes, Due 08/01/2018 (6)
               Health Care (29.13%):
    575,000    CHS/Community Health Systems, Inc., Senior Notes, 8.00%,                  B             5.21%             613,094
                   Due 11/15/2019 (6)
    425,000    Endo Pharmaceuticals Holdings, Inc., 7.00%,                               BB-           3.76%             442,000
                    Due 07/15/2019 (6)
    375,000    HCA Holdings, Inc., Senior Notes, 6.25%, Due 02/15/2021 (6)               B-            3.25%             381,563
    475,000    Immucor, Inc., Senior Notes, 11.125%, Due 08/15/2019 (6)                  B-            4.49%             527,250
    475,000    inVentiv Health Inc., Senior Secured, 9.00%,                              B             4.06%             477,375
                   Due 01/15/2018 (6) (7)
    500,000    Kinetic Concepts, Inc., Second Lien Senior Secured Notes, 10.50%,         B-            4.78%             562,500
                   Due 11/01/2018 (6)
    400,000    Valeant Pharmaceuticals International, Inc., 6.75%,                       B             3.58%             420,500
                   Due 08/15/2021 (6) (7)
               Industrials (1.89%):
    217,000    United Continental Holdings, Inc., Senior Notes, 6.375%,                  B-            1.89%             221,883
                   Due 06/01/2018 (6)

                       Schedule of Investments (cont'd.)

           High Yield Corporate Trust, Short Intermediate, Series 10
                                 FT 4104

                    At the Opening of Business on the
               Initial Date of Deposit-September 19, 2013


                                                                                                     Percentage
                                                                                                     of           Cost of
                                                                                     Rating          Aggregate    Securities
Aggregate      Issue Represented by Securities or                                   (Unaudited)      Offering     to the
Principal      Sponsor's Contracts to Purchase Securities (1) (2)                    S&P (4)         Price        Trust (3) (5)
________       __________________________________________________                    _____           ________     _________
               Information Technology (7.27%):
$   550,000    BMC Software Finance, Inc., Senior Notes, 8.125%,                      B-               4.87%      $   572,000
                   Due 07/15/2021 (6) (7)
    250,000    Infor (US), Inc., Senior Notes, 9.375%, Due 04/01/2019 (6)             B-               2.40%          282,500
               Materials (18.78%):
    185,000    Aleris International, Inc., Senior Notes, 7.625%,                      B                1.66%          195,175
                   Due 02/15/2018 (6)
    300,000    FMG Resources (August 2006) Pty Ltd, Senior Notes, 6.875%,             B+               2.69%          316,500
                   Due 02/01/2018 (6) (7) +
    575,000    Hexion US Finance Corporation, 6.625%, Due 04/15/2020                  B-               4.89%          575,000
    450,000    INEOS Group Holdings SA, Senior Notes, 6.125%,                         B-               3.81%          447,750
                   Due 08/15/2018 (6) (7) +
    200,000    Omnova Solutions, Senior Notes, 7.875%, Due 11/01/2018 (6)             B-               1.82%          214,000
    400,000    Taminco Global Chemical Corporation, Second-Priority Senior Secured    B-               3.91%          460,000
                   Notes, 9.75%, Due 03/31/2020 (6) (7)
               Telecommunication Services (27.64%):
    525,000    Avaya Inc., Senior Secured Notes, 7.00%,                               B                4.21%          495,022
                   Due 04/01/2019 (6) (7)
    650,000    Cincinnati Bell Inc., Senior Notes, 8.375%, Due 10/15/2020 (6)         B                5.98%          702,162
    400,000    MetroPCS Communications, Inc., 6.25%, Due 04/01/2021 (6) (7)           BB               3.42%          402,160
    425,000    Nexstar Broadcasting Group, Inc., 6.875%, Due 11/15/2020 (6) (7)       B                3.71%          436,602
    600,000    Sprint Corporation, 7.25%, Due 09/15/2021 (6) (7)                      BB-              5.29%          621,750
     89,000    Syniverse Holdings, Inc., Senior Notes, 9.125%,                        B-               0.82%           96,221
                   Due 01/15/2019 (6)
    475,000    Windstream Communications Corporation, 7.75%,                          B                4.21%          495,187
                   Due 10/01/2021 (6) (7)
               Utilities (0.46%):
     50,000    Calpine Corporation, 7.50%, Due 02/15/2021 (6) (7)                     BB-              0.46%           54,125
___________                                                                                          _______      ___________
$11,196,000               Total Investments                                                          100.00%      $11,755,628
===========                                                                                          =======      ===========

_____________

See "Notes to Schedule of Investments" on page 9.

Page 8

                    NOTES TO SCHEDULE OF INVESTMENTS

(1) All Securities are represented by regular way contracts to purchase such Securities which are backed by an irrevocable letter of credit deposited with the Trustee. The Sponsor entered into purchase contracts for the Securities on September 18, 2013 and September 19, 2013, and the Sponsor expects that any outstanding purchase contracts as of September 19, 2013 will settle on or prior to September 24, 2013. Corporate debt obligations of companies headquartered or incorporated outside of the United States comprise approximately 6.50% of the investments of the Trust.

(2) Certain of the Securities may be redeemed in whole or in part prior to their stated maturity under certain circumstances detailed in the instruments creating them. Such redemption provisions may result in a redemption price less than the value of the Securities on the Initial Date of Deposit. Redemption pursuant to call provisions generally will occur at times when the redeemed Securities have an offering side valuation which represents a premium over par. To the extent the Securities were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Securities and Unit holders will receive a distribution of the principal amount and any premium received on such redemption (except to the extent the proceeds of the redeemed Securities are used to pay for Unit redemptions). Estimated Current Return and Estimated Long-Term Return may also be affected by such redemptions. The following table shows the date on which each issue of Securities is initially redeemable and the redemption price for that date. Each such issue generally continues to be redeemable at declining prices thereafter, but not below par.

                                                                                            1st Optional
                                                                                        Redemption Provision
                                                                                        ____________________
Aleris International, Inc.                                                               02/15/2014@105.719
Arch Coal, Inc.                                                                          08/01/2014@104.375
Avaya Inc.                                                                               04/01/2015@103.500
BMC Software Finance, Inc.                                                               07/15/2016@106.094
Caesar's Entertainment Operating Company, Inc.                                           06/01/2014@105.625
Calpine Corporation                                                                      11/01/2015@103.750
CHS Community Health Systems, Inc.                                                       11/15/2015@104.000
Cincinnati Bell Inc.                                                                     10/15/2015@104.188
Endo Health Solutions, Inc.                                                              07/15/2015@103.500
FMG Resources Pty Ltd                                                                    02/01/2014@105.156
Hexion U.S. Finance Corporation                                                          04/15/2015@104.969
Immucor, Inc.                                                                            08/15/2015@105.563
INEOS Group Holdings SA                                                                  05/15/2015@103.250
Infor (US), Inc.                                                                         04/01/2015@107.031
inVentiv Health Inc.                                                                     01/15/2016@104.500
Kinetic Concepts, Inc.                                                                   11/01/2015@105.250
Live Nation Entertainment, Inc.                                                          09/01/2016@103.500
MetroPCS Communications, Inc.                                                            04/01/2017@103.125
Nationstar Mortgage LLC, Nationstar Capital Corporation                                  08/01/2015@103.250
Nexstar Broadcasting Group, Inc.                                                         11/15/2015@105.156
Omnova Solutions                                                                         11/01/2014@103.938
ROC Finance LLC, ROC Finance 1 Corporation                                               09/01/2014@109.094
Syniverse Holdings, Inc.                                                                 01/15/2015@104.563
Taminco Global Chemical Corporation                                                      03/31/2015@107.313
Valeant Pharmaceuticals International, Inc.                                              02/15/2016@103.375
Windstream Communications Corporation                                                    10/01/2016@103.875

(3) The cost of the Securities to the Trust represents the aggregate underlying value with respect to the Securities acquired (generally determined by the aggregate offering price of the Securities at the opening of business on the Initial Date of Deposit). The evaluation of the Securities at the opening of business on the Initial Date of Deposit has been determined by Standard & Poor's Securities Evaluations, Inc., an independent pricing agent. The cost of the Securities to the Sponsor and the Sponsor's profit (which is the difference between the cost of the Securities to the Sponsor and the cost of the Securities to the Trust) are $11,712,207 and $43,421, respectively. The cost of the Securities to the Sponsor may include the cost of and gain or loss on certain futures contracts entered into by the Sponsor in an effort to hedge the impact of interest rate fluctuations on the value of certain of the Securities to the extent the Sponsor entered into such contracts. The aggregate bid price of the Securities at the opening of business on the Initial Date of Deposit was $11,643,668 (unaudited).

(4) The ratings are by Standard & Poor's Financial Services LLC, a division of The McGraw-Hill Companies, Inc. ("S&P" or "Standard &

Page 9

Poor's") and are unaudited. Such ratings were obtained from an information reporting service other than S&P. "NR" indicates no rating by S&P. Such Securities may, however, be rated by another nationally recognized statistical rating organization. Securities rated below "BBB- " by S&P ("Below Investment Grade Securities") are regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Within the universe of securities rated Below Investment Grade, securities rated "BB+" indicates the lowest degree of speculation while securities rated "C" indicates the highest degree of speculation. While such securities will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions. See "Risk Factors" for a discussion of the risks of investing in high-yield securities. "(e)" indicates an "Expected Rating" and is intended to anticipate Standard & Poor's forthcoming rating assignment. Expected Ratings are generated by Bloomberg Finance L.P. ("Bloomberg") based on sources it considers reliable or established Standard & Poor's rating practices. Expected Ratings exist only until Standard & Poor's assigns a rating to the issue. There is no guarantee that the ratings, when assigned, will not differ from those currently expected. See "Credit Rating Definitions."

(5) In accordance with Accounting Standards Codification 820 ("ASC 820"), "Fair Value Measurements and Disclosures," fair value is defined as the price that the Trust would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including the technique or pricing model used to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that may reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels: Level 1 which represents quoted prices in active markets for identical investments; Level 2 which represents fair value based on other significant observable inputs (including, quoted prices for similar investments in active markets, quoted prices for identical or similar investments in markets that are non-active, inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or inputs that are derived from or corroborated by observable market date by correlation or other means); and Level 3 which represents fair value based on significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments). At the date of deposit, all of the Trust's investments are classified as Level 2; the valuation on the date of deposit was determined by the Evaluator using offering prices provided by third-party pricing services. The inputs used by these third party pricing services were based upon significant observable inputs, that included, but were not limited to, the items noted above.

(6) This Security has a "make whole" call option and is redeemable in whole or in part at any time, unless otherwise described below, at the option of the issuer, at a redemption price equal to the greater of (i) 100% of their principal amount or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a set premium to the then current applicable Treasury Rate, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to the date of redemption. To the extent that Securities were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Securities and Unit holders will receive a distribution of the principal amount and any premium received on such redemption (except to the extent the proceeds of the redeemed Securities are used to pay for Unit redemptions). Estimated Current Return and Estimated Long-Term Return may also be affected by such redemptions. Securities bearing this option within the Trust and their respective premiums to the applicable Treasury rate, if available, are as follows:
Aleris International, Inc., 0.50% until 02/15/14; Arch Coal, Inc., 0.50% until 08/01/14; Avaya Inc., 0.50% until 04/01/15; BMC Software Finance, Inc., 0.50% until 07/15/16; Caesar's Entertainment Operating Company, Inc., 0.50% until 12/15/13; Calpine Corporation, 0.50% until 11/01/15; CHS Community Health Systems, Inc., 0.50% until 11/15/15; Cincinnati Bell Inc., 0.50% until 10/15/15; Endo Health Solutions, Inc., 0.50% until 07/15/15; FMG Resources Pty Ltd, 0.50% until 02/01/14; HCA Holdings, Inc., 0.50% until 02/15/21; Hexion U.S. Finance Corporation, 0.50% until 04/15/15; Immucor, Inc., 0.50% until 08/15/15; INEOS Group
Holdings SA, 0.50% until 05/15/15; Infor (US), Inc., 0.50% until 04/01/15; inVentiv Health Inc., 0.50% until 01/15/16; Kinetic Concepts, Inc., 0.50% until 11/01/15; Live Nation Entertainment, Inc., 0.50% until 09/01/16; MetroPCS Wireless, Inc., 0.50% until 01/01/17; MGM Resorts International, 0.50% until 02/01/19; Nationstar Mortgage LLC, Nationstar Capital Corporation, 0.50% until 08/01/15; Nexstar Broadcasting Group, Inc., 0.50% until 11/15/15; Omnova Solutions, Inc., 0.50% until 11/01/14; ROC Finance LLC, ROC Finance 1 Corporation, 0.50% until 09/01/14; Sprint Corporation, 0.50% until 09/15/21; Syniverse Holdings, Inc., 0.50% until 01/15/15; Taminco Global Chemical Corporation, 0.50% until 03/31/15; United Continental Holdings, Inc., 0.50% until 06/01/18; Valeant Pharmaceuticals International, Inc., 0.50% until 02/15/16; Windstream Communications Corporation, 0.50% until 10/01/16.

(7) This Security is a restricted security which may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended. See "Risk Factors-Restricted Securities."

+ This Security represents the corporate debt obligation of a foreign company.

                       The FT Series

The FT Series Defined.

We, First Trust Portfolios L.P. (the "Sponsor"), have created hundreds of similar yet separate series of a unit investment trust which we have named the FT Series. The series to which this prospectus relates, FT 4104, consists of a single portfolio known as High Yield Corporate Trust, Short Intermediate, Series 10.

The Trust was created under the laws of the State of New York by a Trust Agreement (the "Indenture") dated the Initial Date of Deposit. This agreement, entered into among First Trust Portfolios L.P., as Sponsor, The Bank of New York Mellon as Trustee, FTP Services LLC ("FTPS") as FTPS Unit Servicing Agent and First Trust Advisors L.P. as Portfolio Supervisor and Evaluator, governs the operation of the Trust.

YOU MAY GET MORE SPECIFIC DETAILS CONCERNING THE NATURE, STRUCTURE AND RISKS OF THIS PRODUCT IN AN "INFORMATION SUPPLEMENT" BY CALLING THE SPONSOR AT 1-800-621-1675, EXT. 1.

How We Created the Trust.

On the Initial Date of Deposit, we deposited corporate debt obligations and/or contracts for corporate debt obligations (including a letter of credit or the equivalent) with the Trustee and in turn, the Trustee delivered documents to us representing our ownership of the Trust, in the form of units ("Units").

After the Initial Date of Deposit, we may deposit additional Securities in the Trust, or cash (including a letter of credit or the equivalent) with instructions to buy more Securities to create new Units for sale. If we create additional Units, we will attempt, to the extent practicable, to maintain the percentage relationship established among the Securities on the Initial Date of Deposit (as set forth under "Schedule of Investments"), adjusted to reflect the sale, redemption or liquidation of any of the Securities or other similar event affecting the capital structure of the issuer of the Securities.

Since the prices of the Securities will fluctuate daily, the ratio of Securities in the Trust, on a market value basis, will also change daily. The portion of Securities represented by each Unit will not change as a result of the deposit of additional Securities in the Trust. If we deposit cash, you and new investors may experience a dilution of your investment. This is because prices of Securities will fluctuate between the time of the cash deposit and the purchase of the Securities, and because the Trust pays the associated brokerage fees. To reduce this dilution, the Trust will try to buy the Securities as close to the Evaluation Time and as close to the evaluation price as possible. In addition, because the Trust pays the brokerage fees associated with the creation of new Units and with the sale of Securities to meet redemption and exchange requests, frequent redemption and exchange activity will likely result in higher brokerage expenses.

An affiliate of the Trustee may receive these brokerage fees or the Trustee may retain and pay us (or our affiliate) to act as agent for the Trust to buy Securities. If we or an affiliate of ours act as agent to the Trust, we will be subject to the restrictions under the Investment Company Act of 1940, as amended (the "1940 Act").

We cannot guarantee that the Trust will keep its present size and composition for any length of time. Securities may be periodically sold under certain circumstances to satisfy Trust obligations, to meet redemption requests and, as described in "Removing Securities from the Trust," to maintain the sound investment character of the Trust, and the proceeds received by the Trust will be used to meet Trust obligations or distributed to Unit holders, but will not be reinvested. However, Securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation, or if they no longer meet the criteria by which they were selected. You will not be able to dispose of or vote any of the Securities in the Trust. As the holder of the Securities, the Trustee will vote the Securities and will endeavor to vote the Securities such that the Securities are voted as closely as possible in the same manner and the same general proportion as are the Securities held by owners other than such Trust.

Neither we nor the Trustee will be liable for a failure in any of the Securities. However, if a contract for the purchase of any of the Securities initially deposited in the Trust fails, unless we can purchase substitute Securities ("Replacement Securities") we will refund to you that portion of the purchase price and sales charge resulting from the failed contract on the next Distribution Date. Any Replacement Security the Trust acquires will meet the requirements specified in the Indenture.

                         Portfolio

Objectives.

The Trust's objectives are to distribute high current monthly income and to preserve capital.

Corporate Bond Basics.

A corporate bond is a debt obligation issued by a corporation to raise money for expansion or other business needs. Issuing bonds can be an alternative to offering equity ownership by issuing stock. Payments to bondholders have priority over payments to stockholders.

Default Rates.

Default rates currently remain well below the 25-year average of 3.98%. We believe that the high-yield market is well positioned today as a result of better quality new issuance since early 2009 and a focus by corporations on both improving profitability and de-leveraging. Of course, there can be no assurance that the default rate for high-yield corporate bonds will not rise.

Yield Spread Comparison.

According to BofA Merrill Lynch, from July 2003 through July 2013, the difference in yield between the BofA Merrill Lynch U.S. High Yield Constrained Index and the BofA Merrill Lynch 10-Year U.S. Treasury Index has fluctuated significantly and as of July 2013 was approximately 3.5%. The BofA Merrill Lynch U.S. High Yield Constrained Index is an unmanaged index which tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market but caps issuer exposure at 2%. The BofA Merrill Lynch 10-Year U.S. Treasury Index is an unmanaged index comprised of the most recently issued 10-year U.S. Treasury note. The yield to worst of the indexes is for illustrative purposes only and should not be considered indicative of the yield of the trust. Yield to worst is calculated by making worst-case scenario assumptions on an issue by calculating the returns that would be received if provisions, including prepayment, call or sinking fund, are used by the issuer.

Investment Process.

Our team of research analysts seeks the best relative value opportunities within the high-yield corporate bond market. When selecting the portfolio, we combine a rigorous fundamental credit selection process with top down relative value analysis. In order to capitalize on attractive investments and effectively manage potential risk, we believe that the combination of thorough and continuous credit analysis, market evaluation, and diversification is critical to achieving higher risk-adjusted returns. Through fundamental credit analysis, our analysts can position the Trust's portfolio in high-yield securities that we believe have the potential to provide the most attractive relative value in the market. The Trust is based on a disciplined investment process.

Beginning with industry trends, we apply fundamental credit analysis by reviewing cash flow consistency, asset coverage and management quality. We then look at portfolio construction from a macroeconomic viewpoint, taking into account relative value, diversification and liquidity. The combination of results leads to our investment decision.

There is no assurance that the objectives of the Trust will be achieved. See "Risk Factors" for a discussion of the risks of investing in the Trust.

                     Estimated Returns

The Estimated Current and Long-Term Returns set forth in the "Summary of Essential Information" are estimates and are designed to be comparative rather than predictive. We cannot predict your actual return, which will vary with Unit price, how long you hold your investment and with changes in the portfolio, interest income and expenses. In addition, neither rate reflects the true return you will receive, which will be lower, because neither includes the effect of certain delays in distributions. Estimated Current Return equals the estimated annual interest income to be received from the Securities less estimated annual Trust expenses, divided by the Public Offering Price per Unit (which includes the sales charge). Estimated Long-Term Return is a measure of the estimated return over the estimated average life of the Trust and is calculated using a formula which (1) factors in the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of the Securities, and (2) takes into account a compounding factor, the sales charge and expenses. Unlike Estimated Current Return, Estimated Long-Term Return reflects maturities, discounts and premiums of the Securities in the Trust. We will provide you with estimated cash flows for the Trust at no charge upon your request.

                       Risk Factors

Price Volatility. The Trust invests in corporate debt obligations. The value of the Trust's Units will fluctuate with changes in the value of these securities. Corporate bond prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant market for corporate debt obligations, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, corporate bond prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Because the Trust is not managed, the Trustee will not sell Securities in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, we cannot guarantee that the performance of the Trust will be positive over any period of time or that you won't lose money. Units of the Trust are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Interest. There is no guarantee that the issuers of the Securities will be able to satisfy their interest payment obligations to the Trust over the life of the Trust.

Current Economic Conditions. The National Bureau of Economic Research announced that the U.S. economy's recession which began in December 2007 technically ended in June 2009. Despite this announcement, economic activity remains below average levels and the United States continues to experience increased unemployment. The recession began with problems in the housing and credit markets, many of which were caused by defaults on "subprime" mortgages and mortgage-backed securities, eventually leading to the failures of some large financial institutions and has negatively impacted all sectors of the economy. The current economic crisis has also affected the global economy with European and Asian markets suffering historic losses. Due to the current state of uncertainty in the economy, the value of the Securities held by the Trust may be subject to steep declines or increased volatility due to changes in performance or perception of the issuers. To combat the economic crisis, central banks in the U.S. and Europe have held interest rates at historically low levels for several years. However, there is no assurance that this will continue in the future and no way to predict how quickly interest rates will rise once central banks change their current position. In addition, other extraordinary steps have been taken by the governments of several leading economic countries to combat the economic crisis; however, the impact of these measures is not yet known and cannot be predicted.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States of America to "AA+" from "AAA." In reaching its decision, Standard & Poor's cited the prolonged controversy over raising the statutory debt ceiling and the related fiscal policy debate and their belief that further near-term progress containing the growth in public spending, especially on entitlements, or on reaching an agreement on revenues is less likely than they previously assumed. The impact of the downgrade of the U.S. long-term sovereign credit rating by Standard & Poor's is uncertain, but will likely lead to increased interest rates and volatility in the short-term.

High-Yield Securities. All of the Securities held by the Trust, representing 100.00% of the Trust's portfolio on the Initial Date of Deposit, are securities rated below investment grade by one or more rating agencies (high-yield securities or "junk" bonds). High-yield, high-risk securities are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. The value of these securities will decline significantly with increases in interest rates, not only because increases in rates generally decrease values, but also because increased rates may indicate an economic slowdown. An economic slowdown, or a reduction in an issuer's creditworthiness, may result in the issuer being unable to maintain earnings at a level sufficient to maintain interest and principal payments.

High-yield securities or "junk" bonds, the generic names for securities rated below "BBB-" by Standard & Poor's or below "Baa3" by Moody's, are frequently issued by corporations in the growth stage of their development or by established companies that are highly leveraged or whose operations or industries are depressed. Obligations rated below "BBB-" should be considered speculative as these ratings indicate a quality of less than investment grade, and therefore carry an increased risk of default as compared to investment grade issues. Because high-yield securities are generally subordinated obligations and are perceived by investors to be riskier than higher rated securities, their prices tend to fluctuate more than higher rated securities and are affected by short-term credit developments to a greater degree.

The market for high-yield securities is smaller and less liquid than that for investment grade securities. High-yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high-yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

Concentration Risk. When at least 25% of a Trust's portfolio is invested in securities issued by companies within a single sector, the Trust is considered to be concentrated in that particular sector. A portfolio concentrated in a single sector may present more risks than a portfolio broadly diversified over several sectors.

The Trust is concentrated in stocks of health care and telecommunication services companies.

Health Care. General risks of health care companies involve extensive competition, generic drug sales, the loss of patent protection, product liability litigation and evolving government regulation on product development and pricing. For example, drug safety concerns prompted the

Food and Drug Administration Amendments Act of 2007 which gives the FDA more resources to perform more comprehensive reviews of new drugs and medical devices and to enhance the ongoing oversight authority of the FDA. President Obama recently signed the Health Care and Education Affordability Reconciliation Act of 2010, which is expected to have significant implications on the health care sector. The goal of the legislation is to provide health insurance coverage for those who do not have it. The measure will require most Americans to purchase health insurance coverage; will add approximately 16 million people to the Medicaid rolls; and will subsidize private coverage for low- and middle-income people. It will also regulate private insurers more closely, banning practices such as denial of care for pre-existing conditions. The implementation of the Act's provisions will take place over the next several years and could cause a decrease in the profitability of companies in the health care sector through increased costs and possible downward pressure on prices charged. The long-term effects of the Act on the health care sector remain uncertain and cannot be predicted. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that a product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

Telecommunication Services. General risks of telecommunication services companies include rapidly changing technology, rapid product obsolescence, loss of patent protection, cyclical market patterns, evolving industry standards and frequent new product introductions. Certain communications/bandwidth companies are subject to substantial governmental regulation, which among other things, regulates permitted rates of return and the kinds of services that a company may offer. Such companies can also be negatively impacted by any failure to obtain, or delays in obtaining, financial or regulatory approval for new products or services. Companies in this sector are subject to fierce competition for market share from existing competitors and new market entrants. Such competitive pressures are intense and communications stocks can experience extreme volatility.

Companies in the telecommunications sector may encounter distressed cash flows and heavy debt burdens due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may also make the existing products and services of telecommunications companies obsolete. In addition, companies in this sector can be impacted by a lack of investor or consumer acceptance of new products, changing consumer preferences and lack of standardization or compatibility with existing technologies making implementation of new products more difficult.

Market Risk. Market risk is the risk that the value of the Securities in the Trust will fluctuate. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a Securities' issuer, perceptions of the issuer, ratings on a bond, or political or economic events affecting the issuer. Because the Trust is not managed, the Trustee will not sell Securities in response to or in anticipation of market fluctuations, as is common in managed investments.

Interest Rate Risk. Interest rate risk is the risk that the value of the Securities will fall if interest rates increase. Bonds typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes.

Credit Risk. Credit risk is the risk that a bond's issuer is unable to meet its obligation to pay principal or interest on the bond.

Call Risk. Call risk is the risk that the issuer prepays or "calls" a bond before its stated maturity. An issuer might call a bond if interest rates fall and the bond pays a higher than market interest rate or if the issuer no longer needs the money for its original purpose. If an issuer calls a bond, the Trust will distribute the principal to you but your future interest distributions will fall. You might not be able to reinvest this principal in another investment with as high a yield. A bond's call price could be less than the price the Trust paid for the bond and could be below the bond's par value. This means you could receive less than the amount you paid for your Units. The Trust contains bonds that have "make whole" call options that generally cause the bonds to be redeemable at any time at a designated price. Such bonds are generally more likely to be subject to early redemption and may result in the reduction of income received by the Trust. If enough bonds in the Trust are called, the Trust could terminate early.

Bond Quality Risk. Bond quality risk is the risk that a bond will fall in value if a rating agency decreases the bond's rating.

Liquidity Risk. Liquidity risk is the risk that the value of a bond will fall if trading in the bond is limited or absent. No one can guarantee that a liquid trading market will exist for any bond because these bonds generally trade in the over-the-counter market (they are not listed on a securities exchange).

Restricted Securities. The Trust invests in Securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). Such bonds may not be readily marketable.

Restricted bonds may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Trust may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the trust may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Trust might obtain a less favorable price than that which prevailed when it decided to sell.

Market Discount. The portfolio of the Trust may consist of some Securities whose current market values were below principal value on the Inception Date. A primary reason for the market value of such bonds being less than principal value at maturity is that the interest rate of such bonds is at lower rates than the current market interest rate for comparably rated bonds. Bonds selling at market discounts tend to increase in market value as they approach maturity. Because the Trust is not actively managed, the Trustee will not sell bonds in response to or in anticipation of market discounts or fluctuations.

Foreign Securities. Certain of the Securities in the Trust are issued by foreign entities, which makes the Trust subject to more risks than if it invested solely in domestic securities. Risks of foreign securities include higher brokerage costs; different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluations, blockages or transfer restrictions; restrictions on foreign investments and exchange of securities; inadequate financial information; lack of liquidity of certain foreign markets; and less government supervision and regulation of exchanges, brokers, and issuers in foreign countries. Recent turmoil in the Middle East and natural disasters in Japan have increased the volatility of certain foreign markets. Investments in debt securities of foreign governments present special risks, including the fact that issuers may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, or may be unable to make such repayments when due in the currency required under the terms of the debt. Political, economic and social events also may have a greater impact on the price of debt securities issued by foreign governments than on the price of U.S. securities.

   Legislation/Litigation Risk. From time to time, various legislative initiatives are proposed in the United States and abroad which may have a negative impact on the Securities. In addition, litigation regarding any of the issuers of the Securities or the industries represented by these issuers, may negatively impact the value of these Securities. We cannot predict what impact any pending or proposed legislation or pending or threatened litigation will have on the value of the Securities.

             Portfolio Securities Descriptions

Set forth below are descriptions of the issuers of the Securities or the parent company of the issuers of the Securities.

Consumer Discretionary
______________________

Caesar's Entertainment Operating Company, Inc., headquartered in Las Vegas, Nevada, is a provider of casino entertainment services. The company operates entertainment facilities such as casinos, hotels and convention space, restaurants, and non-gaming entertainment facilities.

Live Nation Entertainment, Inc., headquartered in Beverly Hills,
California, is a concert and live event promoter. The company produces and operates such live events as music concerts, theatrical shows and specialized motor sports events.

MGM Resorts International, headquartered in Las Vegas, Nevada, through its subsidiaries, engages in the ownership and operation of casino resorts in the United States. The company operates gaming, hotel, dining, entertainment, retail and other resort amenities.

ROC Finance LLC, headquartered in Great Falls, Virginia, is a special purpose finance subsidiary of Rock Gaming, LLC, which develops and operates casinos in Ohio, Maryland and Kentucky.

Energy
______

Arch Coal, Inc., headquartered in St. Louis, Missouri, is engaged in the mining, processing, and marketing of low sulfur coal, primarily to the electric utility industry. The company's mines are located in the western United States.

Financials
__________

Nationstar Mortgage Holdings, Inc., headquartered in Lewisville, Texas, is a servicer of residential mortgages. The company services loans throughout the United States, and also originates conventional agency and government residential mortgages.

Health Care
___________

CHS/Community Health Systems Inc., headquartered in Franklin, Tennessee, is engaged in the operation of general acute care hospitals.

Endo Health Solutions Inc., headquartered in Chadds Ford, Pennsylvania, is engaged in the research, development, sale and marketing of branded and generic prescription pharmaceuticals used primarily to treat and manage pain.

HCA Holdings, Inc., headquartered in Nashville, Tennessee, offers health care services in the United States. The company owns, manages, or operates hospitals, freestanding surgery centers, diagnostic and imaging centers, radiation and oncology therapy centers, rehabilitation and physical therapy centers, and various other facilities.

Immucor, Inc., headquartered in Norcross, Georgia, develops, manufactures, and markets reagents and automated systems. The company offers blood grouping, reagent red blood cells, anti-human globulin, rare serums, and technical proficiency systems.

inVentiv Health, Inc., headquartered in Burlington, Massachusetts, is a provider of clinical, commercial, and consulting services. The company offers healthcare services, strategic planning, market research, and educational communications services.

Kinetic Concepts Inc / KCI USA Inc., headquartered in San Antonio, Texas, is a provider of medical devices. The company offers products such as therapeutic beds, mattress replacement systems, home care beds, wound care, and tissue regeneration technology.

Valeant Pharmaceuticals International, headquartered in Irvine,
California, is engaged in the operation of a research-based, specialty pharmaceutical company. The company discovers, develops, manufactures, and sells a range of pharmaceutical products in the areas of infectious disease, neurology and dermatology. V

Industrials
___________

United Continental Holdings Inc., headquartered in Chicago, Illinois, through its subsidiary, United Air Lines, Inc., provides transportation of persons, property, and mail in the United States and internationally.

Information Technology

_____________________

BMC Software Finance Inc., headquartered in Houston, Texas, is a subsidiary of BMC Software, Inc., which provides information technology management solutions for large, mid-sized and small enterprises and public sector organizations around the world. The company also provides its customers with maintenance and support services for its products and assists customers with software implementation, integration, and education services. The company operates in two segments: Enterprise Service Management and Mainframe Service Management.

Infor (US), Inc., headquartered in New York, New York, is engaged in the development, servicing, and support of enterprise resource planning software solutions. The company offers customer relationship, enterprise asset, financial, enterprise performance, and supply chain management solutions.

Materials
_________

Aleris International, Inc., headquartered in Cleveland, Ohio, engages in the manufacture and sale of aluminum rolled and extruded products. It operates in five segments: Rolled Products North America, Rolled
Products Europe, Extrusions, Recycling and Specification Alloys North America, and Recycling and Specification Alloys Europe.

FMG Resources (August 2006) Pty. Ltd., headquartered in Perth,
Australia, is engaged in ore mining services. The company sells its products to iron manufacturing companies in Australia.

Hexion US Finance Corp., is a subsidiary of Momentive Specialty
Chemicals Inc., headquartered in Columbus, Ohio, a manufacturer of specialty chemicals. The company produces acrylic adhesives and polymers, coating and phenolic specialty resins, ceramics, molding compounds, and phenolic encapsulated sand. The company operates worldwide.

INEOS Group Holdings S.A., headquartered in Rolle, Switzerland, is a privately owned multinational chemicals company consisting of 15 standalone business units.

Omnova Solutions Inc., headquartered in Fairlawn, Ohio, provides emulsion polymers, specialty chemicals, and decorative and functional surfaces for various commercial, industrial, and residential end uses primarily in the United States, Asia, and Europe.

Taminco Global Chemical Corporation, headquartered in Ghent, Belgium, is a producer of alkylamines and alkylamine derivatives. The company's products are used in the manufacture of fabric softeners, shampoos and other products primarily used in the agriculture, water treatment, personal and home care, and oil and gas end markets.

Telecommunication Services



Avaya Inc., headquartered in Basking Ridge, New Jersey, is a provider of business collaboration and communications solutions. The company provides unified communications, real-time video, data networking products, contact centers, and collaboration services.

Cincinnati Bell Inc., headquartered in Cincinnati, Ohio, provides data and voice communications services and equipment over wireline and wireless networks in the United States.

MetroPCS Wireless Inc., is a subsidiary of T-Mobile USA Inc., headquartered in Bellevue, Washington, a provider of mobile wireless communication services. The company offers wireless services including digital voice, messaging, wireless data services, phones and accessories.

Nexstar Broadcasting Group, Inc., headquartered in Springfield,
Missouri, owns and operates television stations. The company also provides management, sales, and other services to television stations owned by Mission Broadcasting, Inc. Each Nexstar station has a network affiliation.

Sprint Corporation, headquartered in Overland Park, Kansas, is a provider of wireless and wireline communications services. The company develops, engineers, and deploys various technologies, including two wireless networks offering mobile data services, push-to-talk capabilities, and a global Tier 1 Internet backbone.

Syniverse Holdings Inc., headquartered in Tampa, Florida, operates as a holding company which, through its subsidiaries, offers wireless telecommunications services, including wireless voice and data roaming, caller Identification, short message service, wireless number portability, and wireless data content.

Windstream Corporation, headquartered in Little Rock, Arkansas, provides telecommunications services to residential and business customers. The company offers local telephone, high-speed Internet, long distance, network access, and video services. The company serves customers in rural communities throughout the United States.

Utilities
_________

Calpine Corporation, headquartered in Houston, Texas, an independent wholesale power generation company, owns and operates natural gas-fired and geothermal power plants in North America.

We have obtained the foregoing descriptions from third-party sources we deem reliable.

                      Public Offering

The Public Offering Price.

Units will be purchased at the Public Offering Price, the per Unit price of which is comprised of the following:

- The aggregate underlying value of the Securities;

- The amount of any cash in the Interest and Principal Accounts of the Trust;

- Net interest accrued but unpaid on the Securities after the First Settlement Date to the date of settlement; and

- The sales charge.

The price you pay for your Units will differ from the amount stated under "Summary of Essential Information" due to various factors, including fluctuations in the offering prices of the Securities, changes in the value of the Interest and/or Principal Accounts and as interest on the Securities accrues.

Although you are not required to pay for your Units until three business days following your order (the "date of settlement"), you may pay before then. You will become the owner of Units ("Record Owner") on the date of settlement if payment has been received. If you pay for your Units before the date of settlement, we may use your payment during this time and it may be considered a benefit to us, subject to the limitations of the Securities Exchange Act of 1934, as amended.

Organization Costs. Cash which comprises the portion of the Public Offering Price intended to be used to reimburse the Sponsor for the Trust's organization costs (including costs of preparing the registration statement, the Indenture and other closing documents, registering Units with the Securities and Exchange Commission ("SEC") and states, the initial audit of the Trust's statement of net assets, legal fees and the initial fees and expenses of the Trustee) has been included in the Trust. The Sponsor will be reimbursed for the Trust's organization costs at the end of the initial offering period (a significantly shorter time period than the life of the Trust). To the extent actual organization costs are less than the estimated amount, only the actual organization costs will ultimately be charged to the Trust.

Accrued Interest.

Accrued interest represents unpaid interest on a bond from the last day it paid interest. Interest on the Securities generally is paid semi-annually, although the Trust accrues such interest daily. Because the Trust always has an amount of interest earned but not yet collected, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. You will receive the amount, if any, of accrued interest included in your purchase price on the next Distribution Date. In addition, if you sell or redeem your Units you will be entitled to receive your proportionate share of the accrued interest from the purchaser of your Units.

Minimum Purchase.

The minimum amount per account you can purchase of the Trust is generally $1,000 worth of Units (including if you are purchasing Units for your Individual Retirement Account or any other qualified retirement plan), but such amounts may vary depending on your selling firm.

Sales Charge.

Initial Offering Period. The maximum sales charge during the initial offering period equals 2.95% of the Public Offering Price, less cash deposited to pay the Trust's organization costs (equivalent to 3.040% of the net amount invested).

Secondary Market. The maximum sales charge during the secondary market is determined based upon the number of years remaining to the maturity of each Security in the Trust, but in no event will the secondary market sales charge exceed 4.00% of the Public Offering Price (equivalent to 4.167% of the net amount invested). For purposes of computation, Securities will be deemed to mature either on their expressed maturity dates, or an earlier date if: (a) they have been called for redemption or funds have been placed in escrow to redeem them on an earlier call date; or (b) such Securities are subject to a "mandatory tender." The effect of this method of sales charge computation will be that different sales charge rates will be applied to each of the Securities, in accordance with the following schedule:

                                           Secondary
                                           Market
Years to Maturity                          Sales Charge
________________________________________________________
Less than 1                                 1.00%
1 but less than 2                           1.50%
2 but less than 3                           2.00%
3 but less than 4                           2.25%
4 but less than 5                           2.50%
5 but less than 6                           3.00%
6 but less than 7                           3.25%
7 but less than 8                           3.50%
8 or more                                   4.00%

Discounts for Certain Persons.

The maximum sales charge is 2.95% per Unit and the maximum dealer concession is $20.00 per Unit. However, if you purchase at least 100 Units, including any Units purchased as described below (except if you are purchasing for "Fee Accounts" as described below), the maximum sales charge per Unit for the amount of the investment eligible to receive the reduced sales charge is reduced as follows:

                                The Maximum      Dealer
Aggregate Number                Sales Charge     Concession
of Units Purchased:*            per Unit will    per Unit
                                be reduced by:   will be:
___________________________________________________________
100 but less than 250          $2.50            $17.50
250 but less than 500          $5.00            $15.00
500 but less than 1,000        $8.00            $12.50
1,000 but less than 5,000      $10.00           $11.00
5,000 or more                  $14.50           $7.50

* The quantity discount levels also apply on a dollar basis using a $1,000 Unit equivalent and will be applied on whichever basis is more favorable to the investor. For example, if you purchase between $250,000 and $499,999 worth of Units, your sales charge reduction per Unit will be $5.00.

The reduced sales charge for quantity purchases will apply only to purchases not eligible for the redemption or termination proceeds discount set forth below made by the same person on any one day from any one dealer. To help you reach the above levels, you can combine the Units you purchase of the Trust with any other same day purchases of other trusts for which we are Principal Underwriter and are currently in the initial offering period. In addition, we will also consider Units you purchase in the name of your spouse, or the equivalent if recognized under local law, or child (including step-children) under the age of 21 living in the same household to be purchases by you. The reduced sales charges will also apply to a trustee or other fiduciary purchasing Units for a single trust estate or single fiduciary account including pension, profit sharing or employee benefit plans, as well as multiple-employee benefit plans of a single employer or affiliated employers (provided they are not aggregated with personal accounts). You must inform your dealer of any combined purchases before the sale in order to be eligible for the reduced sales charge.

You are entitled to use your redemption or termination proceeds from any unit investment trust (regardless of who was sponsor) to purchase Units of the Trust during the initial offering period at the Public Offering Price less $10 per Unit (for purchases of 5,000 Units or more, the maximum sales charge will be reduced by $14.50 per Unit), but you will not be eligible to receive the reduced sales charges described in the above table with respect to such proceeds. Please note that if you purchase Units of the Trust in this manner using redemption proceeds from trusts which assess the amount of any remaining deferred sales charge at redemption, you should be aware that any deferred sales charge remaining on these units will be deducted from those redemption proceeds. In order to be eligible to receive the reduced sales charge described in this paragraph, the trade date of the redemption or termination resulting in the receipt of such proceeds must have occurred within 30 calendar days prior to your Unit purchase. In addition, this program will only be available for investors that utilize the same broker/dealer (or a different broker/dealer with appropriate notification) for both the Unit purchase and the transaction resulting in the receipt of the termination or redemption proceeds used for the Unit purchase and such transaction must be from the same account. You may be required to provide appropriate documentation or other information to your broker/dealer to evidence your eligibility for this reduced sales charge program.

If you are purchasing Units for an investment account, the terms of which provide that your registered investment advisor or registered broker/dealer (a) charges periodic fees in lieu of commissions; (b) charges for financial planning, investment advisory or asset management services; or (c) charges a comprehensive "wrap fee" or similar fee for these or comparable services ("Fee Accounts"), you will not be assessed the transactional sales charge described in this section on such purchases. These Units will be designated as Fee Account Units and assigned a Fee Account CUSIP Number. Certain Fee Account Unit holders may be assessed transaction or other account fees on the purchase and/or redemption of such Units by their registered investment advisor, broker/dealer or other processing organizations for providing certain transaction or account activities. Fee Account Units are not available for purchase in the secondary market. We reserve the right to limit or deny purchases of Units not subject to the transactional sales charge by investors whose frequent trading activity we determine to be detrimental to the Trust.

Employees, officers and directors (and immediate family members) of the Sponsor, our related companies, and dealers and their affiliates will purchase Units at the Public Offering Price less the applicable dealer concession, subject to the policies of the related selling firm. Immediate family members include spouses, or the equivalent if recognized under local law, children or step-children under the age of 21 living in the same household, parents or step-parents and trustees, custodians or fiduciaries for the benefit of such persons. Only employees, officers and directors of companies that allow their employees to participate in this employee discount program are eligible for the discounts.

The Value of the Securities.

The Evaluator will determine the aggregate underlying value of the Securities in the Trust as of the Evaluation Time on each business day and will adjust the Public Offering Price of the Units according to this valuation. This Public Offering Price will be effective for all orders received before the Evaluation Time on each such day. If we or the Trustee receive orders for purchases, sales or redemptions after that time, or on a day which is not a business day, they will be held until the next determination of price. The term "business day" as used in this prospectus shall mean any day on which the NYSE is open.

The aggregate underlying value of the Securities in the Trust will be determined by the Evaluator as follows:

a) On the basis of current market offering prices for the Securities obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust;

b) If such prices are not available for any of the Securities, on the basis of current market offering prices of comparable bonds;

c) By determining the value of the Securities on the offering side of the market by appraisal; or

d) By any combination of the above.

After the initial offering period is over, the aggregate underlying value of the Securities in the Trust will be determined as set forth above, except that bid prices are used instead of offering prices when necessary. The offering price of the Securities may be expected to be greater than the bid price by approximately 1-3% of the aggregate principal amount of such Securities.

                   Distribution of Units

We intend to qualify Units of the Trust for sale in a number of states. All Units will be sold at the then current Public Offering Price.

The Sponsor compensates intermediaries, such as broker/dealers and banks, for their activities that are intended to result in sales of Units of the Trust. This compensation includes dealer concessions described in the following section and may include additional concessions and other compensation and benefits to broker/dealers and other intermediaries.

Dealer Concessions.

Dealers and other selling agents can purchase Units at prices which represent a concession or agency commission of $20.00 per Unit (80% of the maximum sales charge for secondary market sales), subject to the reduced concession applicable to volume purchases as set forth in "Public Offering -Discounts for Certain Persons." However, for Units purchased using redemption or termination proceeds, the concession or agency commission will be $11.00 per Unit ($7.50 per Unit for purchases of 5,000 Units or more).

Eligible dealer firms and other selling agents who sell at least 250 Units on the Initial Date of Deposit will be entitled to the following additional concessions during the initial offering period:

                                             Additional
  Aggregate Number                           Concession
  of Units Sold:*                            per Unit
________________________________________________________
250 but less than 1,000                          $1.00
1,000 but less than 5,000                        $2.00
5,000 but less than 10,000                       $2.50
10,000 or more                                   $3.00

* Additional dealer concessions also apply on a dollar basis using a $1,000 Unit equivalent and will be applied on whichever basis is more favorable to the dealer firm or other selling agent. For example, if a dealer sells between $250,000 and $999,999 worth of Units on the Initial Date of Deposit, the additional concession per Unit will be $1.00.

Underwriters other than the Sponsor who sell Units of the Trust to other broker/dealers and selling agents will do so at the Public Offering Price per Unit less a concession or agency commission which is not in excess of the underwriter concession allowed to the Underwriters by the Sponsor as described under "Underwriting Concessions" below. In certain instances, a broker/dealer or selling agent may receive a concession from an underwriter which is greater than they would receive based on the table set forth above. In addition, dealers and other selling agents may sell Units of the Trust to other broker/dealers and other selling agents at the Public Offering Price less a concession or agency commission not in excess of the dealer concessions set forth above.

In addition, eligible dealer firms and other selling agents who, during the previous consecutive 12-month period through the end of the most recent month, sold primary market units of unit investment trusts sponsored by us in the dollar amounts shown below will be entitled to the following additional sales concession on primary market sales of units during the current month of unit investment trusts sponsored by us:

 Total sales                             Additional
(in millions)                            Concession
____________________________________________________
$25 but less than $100                    0.050%
$100 but less than $150                   0.075%
$150 but less than $250                   0.100%
$250 but less than $500                   0.115%
$500 but less than $750                   0.125%
$750 but less than $1,000                 0.130%
$1,000 but less than $1,500               0.135%
$1,500 but less than $2,000               0.140%
$2,000 but less than $3,000               0.150%
$3,000 but less than $4,000               0.160%
$4,000 but less than $5,000               0.170%
$5,000 or more                            0.175%

Dealers and other selling agents will not receive a concession on the sale of Wrap Fee Account Units, but such Units will be included in determining whether the above volume sales levels are met. Eligible dealer firms and other selling agents include clearing firms that place orders with First Trust and provide First Trust with information with respect to the representatives who initiated such transactions. Eligible dealer firms and other selling agents will not include firms that solely provide clearing services to other broker/dealer firms or firms who place orders through clearing firms that are eligible dealers. We reserve the right to change the amount of concessions or agency commissions from time to time. Certain commercial banks may be making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by these customers is kept by or given to the banks in the amounts shown above.

Other Compensation and Benefits to Broker/Dealers.

The Sponsor, at its own expense and out of its own profits, currently provides additional compensation and benefits to broker/dealers who sell Units of this Trust and other First Trust products. This compensation is intended to result in additional sales of First Trust products and/or compensate broker/dealers and financial advisors for past sales. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, but are not limited to, the level or type of services provided by the intermediary, the level or expected level of sales of First Trust products by the intermediary or its agents, the placing of First Trust products on a preferred or recommended product list, access to an intermediary's personnel, and other factors. The Sponsor makes these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisers, advertising, sponsorship of events or seminars, obtaining information about the breakdown of unit sales among an intermediary's representatives or offices, obtaining shelf space in broker/dealer firms and similar activities designed to promote the sale of the Sponsor's products. The Sponsor makes such payments to a substantial majority of intermediaries that sell First Trust products. The Sponsor may also make certain payments to, or on behalf of, intermediaries to defray a portion of their costs incurred for the purpose of facilitating Unit sales, such as the costs of developing or purchasing trading systems to process Unit trades. Payments of such additional compensation described in this and the preceding paragraph, some of which may be characterized as "revenue sharing," may create an incentive for financial intermediaries and their agents to sell or recommend a First Trust product, including the Trust, over products offered by other sponsors or fund companies. These arrangements will not change the price you pay for your Units.

Advertising and Investment Comparisons.

Advertising materials regarding the Trust may discuss several topics, including: developing a long-term financial plan; working with your financial professional; the nature and risks of various investment strategies and unit investment trusts that could help you reach your financial goals; the importance of discipline; how the Trust operates; how securities are selected; various unit investment trust features such as convenience and costs; and options available for certain types of unit investment trusts. These materials may include descriptions of the principal businesses of the companies represented in the Trust, research analysis of why they were selected and information relating to the qualifications of the persons or entities providing the research analysis. In addition, they may include research opinions on the economy and industry sectors included and a list of investment products generally appropriate for pursuing those recommendations.

From time to time we may compare the estimated returns of the Trust (which may show performance net of the expenses and charges the Trust would have incurred) and returns over specified periods of other similar trusts we sponsor in our advertising and sales materials, with (1) returns on other taxable investments such as the common stocks comprising various market indexes, corporate or U.S. Government bonds, bank CDs and money market accounts or funds, (2) performance data from Morningstar Publications, Inc. or (3) information from publications such as Money, The New York Times, U.S. News and World Report, Bloomberg Businessweek, Forbes or Fortune. The investment characteristics of the Trust differ from other comparative investments. You should not assume that these performance comparisons will be representative of the Trust's future performance. We may also, from time to time, use advertising which classifies trusts or portfolio securities according to capitalization and/or investment style.

                 Underwriting Concessions

The Agreement Among Underwriters provides that a public offering of the Units of each Trust will be made at the Public Offering Price described in the prospectus. Units may also be sold to or through dealers and other selling agents during the initial offering period and in the secondary market at prices representing a concession or agency commission as described in "Distribution of Units."

The Sponsor will receive from the Underwriters the excess over the gross sales commission contained in the following table:

                                           Underwriting
  Aggregate Number                         Concession
  of Units Underwritten:*                  Per Unit
________________________________________________________
250 but less than 1,000                      $21.00
1,000 but less than 5,000                    $22.00
5,000 but less than 10,000                   $22.50
10,000 or more                               $23.00

* Underwriting concessions also apply on a dollar basis using a $1,000 Unit equivalent and will be applied on whichever basis is more favorable to the Underwriter. For example, if an Underwriter underwrites Units valued between $250,000 and $999,999 on the Initial Date of Deposit, the underwriting concession per Unit will be $21.00.

An Underwriter will be allowed a concession equal to the Underwriter concession allowed to such firm on the Initial Date of Deposit for subsequent purchases of Units of the Trust from the Sponsor.

Any reduced sales charge for quantity purchases listed under "Discounts for Certain Persons" is the responsibility of the Underwriter making the sale.

In addition to any other benefits that the Underwriters may realize from the sale of the Units of the Trust, the Agreement Among Underwriters provides that the Sponsor will share with the other Underwriters, on a pro rata basis, 50% of the net gain, if any, represented by the difference between the Sponsor's cost of the Securities in connection with their acquisition (including the cost of insurance obtained by the Sponsor prior to the Initial Date of Deposit for individual Securities, if any, and including the effects of portfolio hedging gains and losses and portfolio hedging transaction costs, if any) and the Aggregate Offering Price thereof on the Initial Date of Deposit, less a charge for acquiring the Securities in the portfolio and for the Sponsor maintaining a secondary market for the Units. Underwriters are not, however, eligible to receive the additional dealer concession in connection with sales of 250 or more Units of this Trust as set forth in "Distribution of Units."

                       Underwriting

                                                 Number
Name and Address                                 of Units
________________                                 ________

Sponsor:
First Trust Portfolios L.P.                       103
120 East Liberty Drive
Wheaton, Illinois 60187

Underwriters:
Southwest Securities, Inc.                      10,000
1201 Elm Street, Suite 4300
Dallas, Texas 75270

RBC Wealth Management,                          1,000
  a division of RBC Capital Markets, LLC
60 South 6th Street
Minneapolis, Minnesota 55402

Royal Alliance                                    382
One World Financial Center
New York, New York 10281

Janney Montgomery Scott, LLC                      250
1801 Market Street
Philadelphia, Pennsylvania 19103

Wells Fargo Advisors, LLC                         250
One North Jefferson Street
St. Louis, Missouri 63103

Ziegler Capital Markets                           250
200 South Wacker Drive, Suite 200
Chicago, Illinois 60606
                                               ______
                                               12,235
                                               ======

                   The Sponsor's Profits

We will receive a gross sales commission equal to the maximum sales charge per Unit less any reduction as stated in "Public Offering." Also, any difference between our cost to purchase the Securities and the price at which we sell them to the Trust is considered a profit or loss (see
Note 3 of "Notes to Schedule of Investments"). During the initial offering period, dealers and others may also realize profits or sustain losses as a result of fluctuations in the Public Offering Price they receive when they sell the Units.

In maintaining a market for the Units, any difference between the price at which we purchase Units and the price at which we sell or redeem them will be a profit or loss to us.

                   The Secondary Market

Although not obligated, we may maintain a market for the Units after the initial offering period and continuously offer to purchase Units at prices based on the Redemption Price per Unit.

We will pay all expenses to maintain a secondary market, except the Evaluator fees and Trustee costs to transfer and record the ownership of Units. We may discontinue purchases of Units at any time. IF YOU WISH TO DISPOSE OF YOUR UNITS, YOU SHOULD ASK US FOR THE CURRENT MARKET PRICES BEFORE MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE (OR THE FTPS UNIT SERVICING AGENT IN THE CASE OF FTPS UNITS).

                   How We Purchase Units

The Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) will notify us of any tender of Units for redemption. If our bid at that time is equal to or greater than the Redemption Price per Unit, we may purchase the Units. You will receive your proceeds from the sale no later than if they were redeemed by the Trustee. We may tender Units we hold to the Trustee for redemption as any other Units. If we elect not to purchase Units, the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) may sell tendered Units in the over-the-counter market, if any. However, the amount you will receive is the same as you would have received on redemption of the Units.

                   Expenses and Charges

The estimated annual expenses of the Trust are listed under "Fee Table." If actual expenses exceed the estimate, the Trust will bear the excess. The Trustee will pay operating expenses of the Trust from the Interest Account if funds are available, and then from the Principal Account. The Interest and Principal Accounts are non-interest-bearing to Unit holders, so the Trustee may earn interest on these funds, thus benefiting from their use.

First Trust Advisors L.P., an affiliate of ours, acts as Portfolio Supervisor and Evaluator and will be compensated for providing portfolio supervisory services and evaluation services as well as bookkeeping and other administrative services to the Trust. In providing portfolio supervisory services, the Portfolio Supervisor may purchase research services from a number of sources, which may include underwriters or dealers of the Trust. In addition, the Portfolio Supervisor may, at its own expense, employ one or more sub-Portfolio Supervisors to assist in providing services to the Trust. As Sponsor, we will receive brokerage fees when the Trust uses us (or an affiliate of ours) as agent in buying or selling Securities. As authorized by the Indenture, the Trustee may employ a subsidiary or affiliate of the Trustee to act as broker to execute certain transactions for the Trust. The Trust will pay for such services at standard commission rates.

FTP Services LLC, an affiliate of ours, acts as FTPS Unit Servicing Agent to the Trust with respect to the Trust's FTPS Units. FTPS Units are Units which are purchased and sold through the Fund/SERV(R) trading system or on a manual basis through FTP Services LLC. In all other respects, FTPS Units are identical to other Units. FTP Services LLC will be compensated for providing shareholder services to the FTPS Units.

The fees payable to First Trust Advisors L.P., FTP Services LLC and the Trustee are based on the largest aggregate number of Units of the Trust outstanding at any time during the calendar year, except during the initial offering period, in which case these fees are calculated based on the largest number of Units outstanding during the period for which compensation is paid. These fees may be adjusted for inflation without Unit holders' approval, but in no case will the annual fee paid to us or our affiliates for providing services to all unit investment trusts be more than the actual cost of providing such services in such year.

In addition to the Trust's operating expenses and those fees described above, the Trust may also incur the following charges:

- All legal expenses of the Trustee according to its responsibilities under the Indenture;

- The expenses and costs incurred by the Trustee to protect the Trust and your rights and interests;

- Fees for any extraordinary services the Trustee performed under the Indenture;

- Payment for any loss, liability or expense the Trustee incurred without negligence, bad faith or willful misconduct on its part, in connection with its acceptance or administration of the Trust;

- Payment for any loss, liability or expenses we incurred without negligence, bad faith or willful misconduct in acting as Sponsor of the Trust;

- Foreign custodial and transaction fees (which may include compensation paid to the Trustee or its subsidiaries or affiliates), if any; and/or

- All taxes and other government charges imposed upon the Securities or any part of the Trust.

The above expenses and the Trustee's annual fee are secured by a lien on the Trust. In addition, if there is not enough cash in the Interest or Principal Account, the Trustee has the power to sell Securities to make cash available to pay these charges which may result in capital gains or losses to you. See "Tax Status."

                        Tax Status

Federal Tax Matters.

This section summarizes some of the main U.S. federal income tax consequences of owning Units of the Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, except as specifically provided below, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section may not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Sponsor. The Internal Revenue Service ("IRS") could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Trust Status.

The Trust intends to qualify as a "regulated investment company," commonly known as a "RIC," under the federal tax laws. If the Trust qualifies as a RIC and distributes its income as required by the tax law, the Trust generally will not pay federal income taxes.

For federal income tax purposes, you are treated as the owner of Trust Units and not of the assets held by the Trust. Taxability issues are taken into account at the trust level. Your federal income tax treatment of income from the Trust is based on the distributions paid by the Trust.

Income From the Trust.

Trust distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the Trust's distributions into ordinary dividends, capital gains dividends and returns of capital. Income reported is generally net of expenses (but see Deductibility of Trust Expenses, below). Ordinary income distributions are generally taxed at your ordinary tax rate. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your Units. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Trust may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Trust is not affected by whether you reinvest your distributions in additional Units or receive them in cash. The income from the Trust that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales charge, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Under the "Health Care and Education Reconciliation Act of 2010," income from the Trust may also be subject to a new 3.8% "Medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction.

A corporation that owns Units generally will not be entitled to the dividends received deduction with respect to many dividends received from the Trust because the dividends received deduction is generally not available for distributions from regulated investment companies.

Sale or Redemption of Units.

If you sell or redeem your Units, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Units from the amount you receive in the transaction. Your tax basis in your Units is generally equal to the cost of your Units, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Units.

For Units purchased on or after January 1, 2011 (or, 2012, if the Units are acquired in a reinvestment plan in 2011), the information statement you receive in regard to the sale or redemption of your Units may contain information about your basis in the Units and whether any gain or loss recognized by you should be considered long term or short term capital gain. The information reported to you is based upon rules that do not take into consideration all facts that may be known to you or your advisors. You should consult with your tax advisors about any adjustments that may need to be made to the information reported to you.

Capital Gains and Losses.

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (0% for certain taxpayers in the 10% or 15% tax brackets). An additional 3.8% "Medicare tax" may also apply to gain from the sale or redemption of Units of the Trust, subject to the income thresholds as described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. However, if you receive a capital gain dividend from the Trust and sell your Units at a loss after holding it for six months or less, the loss will be recharacterized as long term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Capital gain received from assets held for more than one year that is considered "unrecaptured section 1250 gain" is taxed at a maximum stated tax rate of 25%. In the case of capital gains dividends, the determination of which portion of the capital gains dividend, if any, is subject to the 25% tax rate, will be made based on rules prescribed by the United States Treasury.

Deductibility of Trust Expenses.

Expenses incurred and deducted by the Trust will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Trust expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income. Also, certain individuals may also be subject to a phase-out of the deductibility of itemized deductions based upon their income.

Investments in Certain Foreign Corporations.

If the Trust holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Trust could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its Unit holders. Similarly, if the Trust invests in a fund (a "Portfolio Fund") that invests in PFICs, the Portfolio Fund may be subject to such taxes. The Trust will not be able to pass through to its Unit holders any credit or deduction for such taxes whenever the taxes are imposed at the Trust level or on a Portfolio Fund. The Trust (or the Portfolio Fund) may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Trust (or the Portfolio Fund) would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Trust (or the Portfolio Fund) might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

Foreign Investors.

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Trust will be characterized as dividends for federal income tax purposes (other than dividends which the Trust properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, except as described below, distributions received by a foreign investor from the Trust that are properly reported by such Trust as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Trust makes certain elections and certain other conditions are met. In addition, for taxable years beginning before 2014, certain distributions attributable to short-term capital gain or portfolio interest may qualify for exemptions from withholding provided that the Trust makes certain elections.

Distributions after June 30, 2014 may be subject to a U.S. withholding tax of 30% in the case of distributions to or dispositions by (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. Dispositions of Units by such persons may be subject to such withholding after December 31, 2016.

Foreign Tax Credit.

If at least 50% of the value of the total assets of the Trust (at the close of the taxable year) is represented by foreign securities or at least 50% of the value of the total assets of the Trust (at the close of each quarter of the taxable year) is represented by interests in other RICs, the tax statement that you receive may include an item showing foreign taxes the Trust paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Trust paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

You should consult your tax advisor regarding potential foreign, state or local taxation with respect to your Units.

                     Retirement Plans

You may purchase Units of the Trust for:

- Individual Retirement Accounts,

- Keogh Plans,

- Pension funds, and

- Other tax-deferred retirement plans.

Generally, the federal income tax on capital gains and income received in each of the above plans is deferred until you receive distributions. These distributions are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Before participating in these plans, you should consult your attorney or tax advisor. Brokerage firms and other financial institutions offer these plans with varying fees and charges.

                  Rights of Unit Holders

Unit Ownership.

Ownership of Units will not be evidenced by certificates. If you purchase or hold Units through a broker/dealer or bank, your ownership of Units will be recorded in book-entry form at the Depository Trust Company ("DTC") and credited on its records to your broker/dealer's or bank's DTC account. If you purchase or hold FTPS Units, your ownership of FTPS Units will be recorded in book-entry form on the register of Unit holdings maintained by the FTPS Unit Servicing Agent. Transfer of Units will be accomplished by book entries made by DTC and its participants if the Units are registered to DTC or its nominee, Cede &

Co., or otherwise will be accomplished by book entries made by the FTPS Unit Servicing Agent, with respect to FTPS Units. DTC will forward all notices and credit all payments received in respect of the Units held by the DTC participants. You will receive written confirmation of your purchases and sales of Units from the broker/dealer or bank through which you made the transaction or from the FTPS Unit Servicing Agent if you purchased and hold FTPS Units. You may transfer your Units by contacting the broker/dealer or bank through which you hold your Units, or the FTPS Unit Servicing Agent, if you hold FTPS Units.

Unit Holder Reports.

The Trustee will prepare a statement detailing the per Unit amounts (if any) distributed from the Interest Account and Principal Account in connection with each distribution. In addition, at the end of each calendar year, the Trustee will prepare a statement which contains the following information:

- A summary of transactions in the Trust for the year;

- A list of any Securities sold during the year and the Securities held at the end of that year by the Trust;

- The Redemption Price per Unit, computed on the 31st day of December of such year (or the last business day before); and

- Amounts of income and capital distributed during the year.

It is the responsibility of the entity through which you hold your Units to distribute these statements to you. In addition, you may also request from the Trustee copies of the evaluations of the Securities as prepared by the Evaluator to enable you to comply with applicable federal and state tax reporting requirements.

           Interest and Principal Distributions

You will begin receiving distributions on your Units only after you become a Record Owner. The Trustee will credit any interest received on the Trust's Securities to the Interest Account of the Trust. All other receipts, such as return of capital or capital gain dividends, are credited to the Principal Account of the Trust.

After deducting the amount of accrued interest the Trustee advanced to us as Unit holder of record as of the First Settlement Date, the Trustee will distribute an amount substantially equal to your pro rata share of the balance of the Interest Account calculated on the basis of the interest accrued per Unit on the Securities from and including the last Distribution Record Date after deducting estimated expenses to Unit holders of record on the preceding Distribution Record Date. See "Summary of Essential Information." The amount of the initial distribution from the Interest Account will be prorated based on the number of days in the first payment period. Because interest is not received by the Trust at a constant rate throughout the year, the distributions you receive may be more or less than the amount credited to the Interest Account as of the Distribution Record Date. In order to minimize fluctuations in distributions, the Trustee is authorized to advance such amounts as may be necessary to provide distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds in the Interest Account at the next Distribution Record Date to the extent funds available exceed the amount required for distribution. The Trustee will distribute amounts in the Principal Account on the twenty-fifth day of each month to Unit holders of record on the tenth day of each month provided the amount equals at least $1.00 per Unit. However, amounts in the Principal Account from the sale of Securities designated to meet redemptions of Units or to pay expenses will not be distributed. If the Trustee does not have your TIN, it is required to withhold a certain percentage of your distribution and deliver such amount to the IRS. You may recover this amount by giving your TIN to the Trustee, or when you file a tax return. However, you should check your statements to make sure the Trustee has your TIN to avoid this "back-up withholding."

Within a reasonable time after the Trust is terminated you will receive the pro rata share of the money from the sale of the Securities. All Unit holders will receive a pro rata share of any other assets remaining in the Trust after deducting any unpaid expenses.

The Trustee may establish reserves (the "Reserve Account") within the Trust to cover anticipated state and local taxes or any governmental charges to be paid out of the Trust.

                   Redeeming Your Units

You may redeem all or a portion of your Units at any time by sending a request for redemption to your broker/dealer or bank through which you hold your Units or to the FTPS Unit Servicing Agent, if you hold FTPS Units. No redemption fee will be charged, but you are responsible for any governmental charges that apply. Certain broker/dealers may charge a transaction fee for processing redemption requests. Three business days after the day you tender your Units (the "Date of Tender") you will receive cash in an amount for each Unit equal to the Redemption Price per Unit calculated at the Evaluation Time on the Date of Tender.

The Date of Tender is considered to be the date on which your redemption request is received by the Trustee from the broker/dealer or bank through which you hold your Units, or, if you hold FTPS Units, the date the redemption request is received by the FTPS Unit Servicing Agent (if such day is a day the NYSE is open for trading). However, if the redemption request is received after 4:00 p.m. Eastern time (or after any earlier closing time on a day on which the NYSE is scheduled in advance to close at such earlier time), the Date of Tender is the next day the NYSE is open for trading.

Any amounts paid on redemption representing income will be withdrawn from the Interest Account if funds are available for that purpose, or from the Principal Account. All other amounts paid on redemption will be taken from the Principal Account. The IRS will require the Trustee to withhold a portion of your redemption proceeds if the Trustee does not have your TIN as generally discussed under "Interest and Principal Distributions."

The IRS requires the Trustee to withhold a portion of your redemption proceeds if it does not have your TIN as generally discussed under "Interest and Principal Distributions."

The Trustee may sell Securities in the Trust to make funds available for redemption. If Securities are sold, the size and diversification of the Trust will be reduced. These sales may result in lower prices than if the Securities were sold at a different time.

Your right to redeem Units (and therefore, your right to receive payment) may be delayed:

- If the NYSE is closed (other than customary weekend and holiday closings);

- If the SEC determines that trading on the NYSE is restricted or that an emergency exists making sale or evaluation of the Securities not reasonably practical; or

- For any other period permitted by SEC order.

The Trustee is not liable to any person for any loss or damage which may result from such a suspension or postponement.

The Redemption Price.

The Redemption Price per Unit is determined by the Trustee by:

adding

1. cash in the Interest and Principal Accounts of the Trust not designated to purchase Securities;

2. the aggregate underlying value of the Securities held in the Trust; and

3. accrued interest on the Securities; and

deducting

1. any applicable taxes or governmental charges that need to be paid out of the Trust;

2. any amounts owed to the Trustee for its advances;

3. estimated accrued expenses of the Trust, if any;

4. cash held for distribution to Unit holders of record of the Trust as of the business day before the evaluation being made;

5. liquidation costs for foreign Securities, if any; and

6. other liabilities incurred by the Trust; and

dividing

1. the result by the number of outstanding Units of the Trust.

Until they are collected, the Redemption Price per Unit will include estimated organization costs as set forth under "Fee Table."

            Removing Securities from the Trust

The portfolio of the Trust is not managed. However, we may, but are not required to, direct the Trustee to dispose of a Security in certain limited circumstances, including situations in which:

- The issuer of the Security has defaulted in the payment of principal or interest on the Securities;

- Any action or proceeding seeking to restrain or enjoin the payment of principal or interest on the Securities has been instituted;

-  There is any legal question or impediment affecting the Security;

- The issuer of the Security has breached a covenant which would affect the payment of principal or interest on the Security, the issuer's credit standing, or otherwise damage the sound investment character of the Security;

- The issuer has defaulted on the payment of any other of its outstanding obligations;

- There has been a public tender offer made for a Security or a merger or acquisition is announced affecting a Security, and that in our opinion the sale or tender of the Security is in the best interest of Unit holders;

-  Such Securities are the subject of an advanced refunding;

- Such factors arise which, in our opinion, adversely affect the tax or exchange control status of the Securities;

- The sale of Securities is necessary or advisable (i) in order to maintain the qualification of the Trust as a "regulated investment company" or (ii) to provide funds to make any distribution for a taxable year in order to avoid imposition of any income or excise taxes on undistributed income in the Trust;

- The price of the Security has declined to such an extent, or such other credit factors exist, that in our opinion keeping the Security would be harmful to the Trust;

- As a result of the ownership of the Security, the Trust or its Unit holders would be a direct or indirect shareholder of a passive foreign investment company; or

- The sale of the Security is necessary for the Trust to comply with such federal and/or state securities laws, regulations and/or regulatory actions and interpretations which may be in effect from time to time.

If a Security defaults in the payment of principal or interest and no provision for payment is made, the Trustee must notify us of this fact. If we fail to instruct the Trustee whether to sell or hold the Security within 30 days of our being notified, the Trustee may, in its discretion, sell any defaulted Securities and will not be liable for any depreciation or loss incurred thereby.

Except for instances in which the Trust acquires Replacement Securities, as described in "The FT Series," the Trust will generally not acquire any securities or other property other than the Securities. The Trustee, on behalf of the Trust and at the direction of the Sponsor, will vote for or against any offer for new or exchanged securities or property in exchange for a Security. In that regard, we may instruct the Trustee to accept such an offer or to take any other action with respect thereto as we may deem proper if the issuer is in default with respect to such Securities or in our written opinion the issuer will likely default in respect to such Securities in the foreseeable future. Any obligations received in exchange or substitution will be held by the Trustee subject to the terms and conditions in the Indenture to the same extent as Securities originally deposited in the Trust. We may get advice from the Portfolio Supervisor before reaching a decision regarding the receipt of new or exchanged securities or property. The Trustee may retain and pay us or an affiliate of ours to act as agent for the Trust to facilitate selling Securities, exchanged securities or property from the Trust. If we or our affiliate act in this capacity, we will be held subject to the restrictions under the 1940 Act. As authorized by the Indenture, the Trustee may also employ a subsidiary or affiliate of the Trustee to act as broker in selling such Securities or property. The Trust will pay for these brokerage services at standard commission rates.

The Trustee may sell Securities designated by us, or, absent our direction, at its own discretion, in order to meet redemption requests or pay expenses. We will maintain a list with the Trustee of which Securities should be sold. We may consider sales of units of unit investment trusts which we sponsor in making recommendations to the Trustee on the selection of broker/dealers to execute the Trust's portfolio transactions, or when acting as agent for the Trust in acquiring or selling Securities on behalf of the Trust.

           Amending or Terminating the Indenture

Amendments. The Indenture may be amended by us and the Trustee without your consent:

- To cure ambiguities;

- To correct or supplement any defective or inconsistent provision;

- To make any amendment required by any governmental agency; or

- To make other changes determined not to be adverse to your best interests (as determined by us and the Trustee).

Termination. As provided by the Indenture, the Trust will terminate upon the redemption, sale or other disposition of the last Security held in the Trust, but in no case later than the Termination Date as stated in the "Summary of Essential Information." The Trust may be terminated prior to the Termination Date:

- Upon the consent of 100% of the Unit holders of the Trust;

- If the value of the Securities owned by the Trust as shown by any evaluation is less than the lower of $2,000,000 or 20% of the total value of Securities deposited in the Trust during the initial offering period ("Discretionary Liquidation Amount"); or

- In the event that Units of the Trust not yet sold aggregating more than 60% of the Units of the Trust are tendered for redemption by underwriters, including the Sponsor.

If the Trust is terminated due to this last reason, we will refund your entire sales charge. For various reasons, the Trust may be reduced below the Discretionary Liquidation Amount and could therefore be terminated before the Termination Date.

The Trustee will notify you of any termination prior to the Termination Date. You will receive a cash distribution from the sale of the remaining Securities, along with your interest in the Interest and Principal Accounts, within a reasonable time after the Trust is terminated. The sale of Securities upon termination may result in a lower sales price than might otherwise be realized if the sale were not required at that time. For this reason, among others, the amount realized by a Unit holder upon termination may be less than the principal amount of Securities per Unit or value at the time of purchase. The Trustee will deduct from the Trust any accrued costs, expenses, advances or indemnities provided for by the Indenture, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to pay any taxes or other governmental charges.

           Information on the Sponsor, Trustee,
          FTPS Unit Servicing Agent and Evaluator

The Sponsor.

We, First Trust Portfolios L.P., specialize in the underwriting, trading and wholesale distribution of unit investment trusts under the "First Trust" brand name and other securities. An Illinois limited partnership formed in 1991, we took over the First Trust product line and act as Sponsor for successive series of:

- The First Trust Combined Series

- FT Series (formerly known as The First Trust Special Situations Trust)

- The First Trust Insured Corporate Trust

- The First Trust of Insured Municipal Bonds

- The First Trust GNMA

The First Trust product line commenced with the first insured unit investment trust in 1974. To date we have deposited more than $200 billion in First Trust unit investment trusts. Our employees include a team of professionals with many years of experience in the unit investment trust industry.

We are a member of FINRA and SIPC. Our principal offices are at 120 East Liberty Drive, Wheaton, Illinois 60187; telephone number (800) 621-1675. As of December 31, 2012, the total consolidated partners' capital of First Trust Portfolios L.P. and subsidiaries was $52,437,807 (audited).

This information refers only to us and not to the Trust or to any series of the Trust or to any other dealer. We are including this information only to inform you of our financial responsibility and our ability to carry out our contractual obligations. We will provide more detailed financial information on request.

Code of Ethics. The Sponsor and the Trust have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trust.

The Trustee.

The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone (800) 813-3074. If you have questions regarding your account or your Trust, please contact the Trustee at its unit investment trust division offices or your financial adviser. The Sponsor does not have access to individual account information. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of the New York State Department of Financial Services and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The Trustee has not participated in selecting the Securities; it only provides administrative services.

The FTPS Unit Servicing Agent.

The FTPS Unit Servicing Agent is FTP Services LLC, an Illinois limited liability company formed in 2005 and an affiliate of the Sponsor. FTP Services LLC acts as record keeper, shareholder servicing agent and distribution agent for Units which are purchased and sold through the Fund/SERV(R) trading system or on a manual basis through FTP Services LLC. FTP Services LLC provides FTPS Units with administrative and distribution related services as described in this prospectus. The FTPS Unit Servicing Agent's address is 120 East Liberty Drive, Wheaton, Illinois 60187. If you have questions regarding the FTPS Units, you may call the FTPS Unit Servicing Agent at (866) 514-7768. The FTPS Unit Servicing Agent has not participated in selecting the Securities; it only provides administrative services to the FTPS Units. Fund/SERV(R) is a service of National Securities Clearing Corporation, a subsidiary of The Depository Trust & Clearing Corporation.

Limitations of Liabilities of Sponsor, FTPS Unit Servicing Agent and
Trustee.

Neither we, the FTPS Unit Servicing Agent nor the Trustee will be liable for taking any action or for not taking any action in good faith according to the Indenture. We will also not be accountable for errors in judgment. We will only be liable for our own willful misfeasance, bad faith, gross negligence (ordinary negligence in the FTPS Unit Servicing

Agent and Trustee's case) or reckless disregard of our obligations and duties. The Trustee is not liable for any loss or depreciation when the Securities are sold. If we fail to act under the Indenture, the Trustee may do so, and the Trustee will not be liable for any action it takes in good faith under the Indenture.

The Trustee will not be liable for any taxes or other governmental charges or interest on the Securities which the Trustee may be required to pay under any present or future law of the United States or of any other taxing authority with jurisdiction. Also, the Indenture states other provisions regarding the liability of the Trustee.

If we do not perform, any of our duties under the Indenture or are not able to act or become bankrupt, or if our affairs are taken over by public authorities, then the Trustee may:

- Appoint a successor sponsor, paying them a reasonable rate not more than that stated by the SEC;

- Terminate the Indenture and liquidate the Trust; or

- Continue to act as Trustee without terminating the Indenture.

The Evaluator.

The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The
Evaluator's address is 120 East Liberty Drive, Wheaton, Illinois 60187.

The Trustee, Sponsor, FTPS Unit Servicing Agent and Unit holders may rely on the accuracy of any evaluation prepared by the Evaluator. The Evaluator will make determinations in good faith based upon the best available information, but will not be liable to the Trustee, Sponsor, FTPS Unit Servicing Agent or Unit holders for errors in judgment.

                     Other Information

Legal Opinions.

Our counsel is Chapman and Cutler LLP, 111 W. Monroe St., Chicago, Illinois 60603. They have passed upon the legality of the Units offered hereby and certain matters relating to federal tax law. Carter, Ledyard & Milburn LLP acts as the Trustee's counsel.

Experts.

The Trust's statement of net assets, including the schedule of investments, as of the opening of business on the Initial Date of Deposit included in this prospectus, has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Supplemental Information.

If you write or call the Sponsor, you will receive free of charge supplemental information about this Series, which has been filed with the SEC and to which we have referred throughout. This information states more specific details concerning the nature, structure and risks of this product.

                Credit Rating Definitions*

                  * As published by Standard & Poor's.

Standard & Poor's.

A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the United States, for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings.

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment: capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A   An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B   An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated "CC" is currently highly vulnerable to nonpayment.

C   A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D   An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days, irrespective of any grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus(+) or Minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Expected Ratings are designated on the "Schedule of Investments" by an "(e)" after the rating code. Expected Ratings are intended to anticipate S&P's forthcoming rating assignments. Expected Ratings are generated by Bloomberg based on sources it considers reliable or established S&P rating practices. Expected Ratings exist only until S&P assigns a rating to the issue.

"NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Disclaimer Notice. This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor's. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

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Page 35

                                 First Trust(R)

           High Yield Corporate Trust, Short Intermediate, Series 10
                                    FT 4104

                                Sponsor:

                       First Trust Portfolios L.P.
                       Member SIPC o Member FINRA
                         120 East Liberty Drive
                         Wheaton, Illinois 60187
                             1-800-621-1675

   FTPS Unit Servicing Agent:               Trustee:

        FTP Services LLC           The Bank of New York Mellon

     120 East Liberty Drive            101 Barclay Street
     Wheaton, Illinois 60187        New York, New York 10286
         1-866-514-7768                  1-800-813-3074
                                      24-Hour Pricing Line:
                                         1-800-446-0132
                            Please refer to the "Summary of Essential
                               Information" for the Product Code.

                            ________________________

    When Units of the Trust are no longer available, this prospectus may be used as a preliminary prospectus
       for a future series, in which case you should note the following:

    THE INFORMATION IN THE PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE
      MAY NOT SELL, OR ACCEPT OFFERS TO BUY, SECURITIES OF A FUTURE SERIES UNTIL THAT SERIES HAS BECOME EFFECTIVE WITH THE SECURITIES AND EXCHANGE COMMISSION. NO SECURITIES CAN BE SOLD IN ANY STATE WHERE A SALE WOULD BE
                                    ILLEGAL.

                            ________________________

      This prospectus contains information relating to the above-mentioned unit investment trust, but does not contain all of the information about this investment company as filed with the SEC in Washington, D.C. under the:

             - Securities Act of 1933 (file no. 333-186757) and

             - Investment Company Act of 1940 (file no. 811-05903)

       Information about the Trust, including its Code of Ethics, can be reviewed and copied at the SEC's Public Reference Room in Washington
     D.C. Information regarding the operation of the SEC's Public Reference
           Room may be obtained by calling the SEC at 1-202-942-8090.

     Information about the Trust is available on the EDGAR Database on the
                             SEC's Internet site at
                              http://www.sec.gov.

                 To obtain copies at prescribed rates -

                   Write: Public Reference Section of the SEC
                          100 F Street, N.E.
                          Washington, D.C. 20549
          e-mail address: publicinfo@sec.gov

                               September 19, 2013

               PLEASE RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE

Page 36

                                 First Trust(R)

                                 The FT Series

                             Information Supplement

This Information Supplement provides additional information concerning the structure, operations and risks of the unit investment trust contained in FT 4104 not found in the prospectus for the Trust. This Information Supplement is not a prospectus and does not include all of the information you should consider before investing in the Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which you are considering investing.

This Information Supplement is dated September 19, 2013. Capitalized terms have been defined in the Prospectus.

                               Table of Contents

Risk Factors
   Securities                                                  1
   High-Yield Securities                                       2
   Foreign Issuers                                             4
Concentrations
   Health Care                                                 5
   Telecommunication Services                                  6

Risk Factors

Securities. The Trust may consist of Securities which, in many cases, do not have the benefit of covenants which would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings which could have the effect of reducing the ability of the issuer to meet its debt obligations and might result in the ratings of the Securities and the value of the underlying Trust portfolio being reduced.

Certain of the Securities in the Trust may have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount Securities at the time they were purchased and deposited in the Trust were lower than the current market interest rates for newly issued Securities of comparable rating and type. If such interest rates for newly issued comparable Securities increase, the market discount of previously issued Securities will become greater, and if such interest rates for newly issued comparable Securities decline, the market discount of previously issued Securities will be reduced, other things being equal. Investors should also note that the value of Securities purchased at a market discount will increase in value faster than Securities purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of Securities purchased at a market discount will decrease faster than Securities purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium Securities and the prepayment benefit for lower yielding, discount Securities will be reduced. A discount Security held to maturity will have a larger portion of its total return in the form of capital gain and less in the form of interest income than a comparable Security newly issued at current market rates. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Securities.

Certain of the Securities in the Trust may be original issue discount Securities or zero coupon Securities. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the Securities, is deemed to accrue on a daily basis and the accrued portion is treated as interest income for Federal income tax purposes. On sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain unless the gain is attributable to market discount in which case the accretion of market discount is taxable as ordinary income. See "Tax Status" in the prospectus. The current value of an original discount Security reflects the present value of its stated redemption price at maturity. The market value tends to increase in greater increments as the Securities approach maturity. The effect of owning deep discount zero coupon Securities which do not make current interest payments is that a fixed yield is earned not only on the original investment, but also, in effect, on all earnings during the life of the discount obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligations at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, the zero coupon Securities are subject to substantially greater price fluctuations during periods of changing interest rates than are securities of comparable quality which make regular interest payments.

Certain of the Securities in the Trust may have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium Securities at the time they were purchased and deposited in the Trust were higher than the current market interest rates for newly issued Securities of comparable rating and type. If such interest rates for newly issued and otherwise comparable Securities decrease, the market premium of previously issued Securities will be increased, and if such interest rates for newly issued comparable Securities increase, the market premium of previously issued Securities will be reduced, other things being equal. The current returns of Securities trading at a market premium are initially higher than the current returns of comparable Securities of a similar type issued at currently prevailing interest rates because premium Securities tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium Security at par or early prepayments of principal will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Securities have an offering side valuation which represents a premium over par or for original issue discount Securities a premium over the accreted value. To the extent that the Securities were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared to the original Public Offering Price of the Units. Because premium Securities generally pay a higher rate of interest than Securities priced at or below par, the effect of the redemption of premium Securities would be to reduce Estimated Net Annual Unit Income by a greater percentage than the par amount of such Securities bears to the total par amount of Securities in the Trust. Although the actual impact of any such redemptions that may occur will depend upon the specific Securities that are redeemed, it can be anticipated that the Estimated Net Annual Unit Income will be significantly reduced after the dates on which such Securities are eligible for redemption.

Because certain of the Securities may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Security. Certain of the Securities contained in the Trust may be subject to being called or redeemed in whole or in part prior to their stated maturities pursuant to optional redemption provisions, sinking fund provisions or otherwise. A Security subject to optional call is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a Security issue is redeemed, at or before maturity, by the proceeds of a new Security issue. A Security subject to sinking fund redemption is one which is subject to partial call from time to time at par or from a fund accumulated for the scheduled retirement of a portion of an issue prior to maturity. The exercise of redemption or call provisions will (except to the extent the proceeds of the called Securities are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the Estimated Long-Term Return and the Estimated Current Return on Units of the Trust. Redemption pursuant to call provisions is more likely to occur, and redemption pursuant to sinking fund provisions may occur, when the Securities have an offering side valuation which represents a premium over par or for original issue discount Securities a premium over the accreted value. Unit holders may recognize capital gain or loss upon any redemption or call.

The contracts to purchase Securities delivered to the Trustee represent obligations by issuers or dealers to deliver Securities to the Sponsor for deposit in the Trust. Contracts are typically settled and the Securities delivered within a few business days subsequent to the Initial Date of Deposit. The percentage of the aggregate principal amount of the Securities of the Trust relating to "when, as and if issued" Securities or other Securities with delivery dates after the date of settlement for a purchase made on the Initial Date of Deposit, if any, is indicated in the section entitled "Schedule of Investments" in the prospectus. Interest on "when, as and if issued" and delayed delivery Securities begins accruing to the benefit of Unit holders on their dates of delivery. Because "when, as and if issued" Securities have not yet been issued, as of the Initial Date of Deposit the Trust are subject to the risk that the issuers thereof might decide not to proceed with the offering of such Securities or that the delivery of such Securities or the delayed delivery Securities may be delayed. If such Securities or replacement Securities are not acquired by the Trust or if their delivery is delayed, the Estimated Long-Term Return and the Estimated Current Return shown in the prospectus may be reduced.

High-Yield Securities. An investment in Units of the Trust should be made with an understanding of the risks that an investment in high-yield, high-risk, fixed-rate, domestic and foreign securities or "junk" bonds may entail, including increased credit risks and the risk that the value of the Units will decline, and may decline precipitously, with increases in interest rates. In recent years there have been wide fluctuations in interest rates and thus in the value of fixed-rate securities generally. Securities such as those included in the Trust are, under most circumstances, subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding, higher-rated securities, and their value may decline precipitously because of increases in interest rates, not only because the increases in rates generally decrease values, but also because increased rates may indicate a slowdown in the economy and a decrease in the value of assets generally that may adversely affect the credit of issuers of high-yield, high-risk securities resulting in a higher incidence of defaults among high-yield, high-risk securities. A slowdown in the economy, or a development adversely affecting an issuer's creditworthiness, may result in the issuer being unable to maintain earnings or sell assets at the rate and at the prices, respectively, that are required to produce sufficient cash flow to meet its interest and principal requirements. For an issuer that has outstanding both senior commercial bank debt and subordinated high-yield, high-risk securities, an increase in interest rates will increase that issuer's interest expense insofar as the interest rate on the bank debt is fluctuating. However, many leveraged issuers enter into interest rate protection agreements to fix or cap the interest rate on a large portion of their bank debt. This reduces exposure to increasing rates, but reduces the benefit to the issuer of declining rates. The Sponsor cannot predict future economic policies or their consequences or, therefore, the course or extent of any similar market fluctuations in the future.

High-yield securities or "junk" bonds, the generic names for securities rated below "BBB-" by Standard & Poor's, or below "Baa3" by Moody's, are frequently issued by corporations in the growth stage of their development, by established companies whose operations or industries are depressed or by highly leveraged companies purchased in leveraged buyout transactions. The market for high-yield securities is very specialized and investors in it have been predominantly financial institutions. High-yield securities are generally not listed on a national securities exchange. Trading of high-yield securities, therefore, takes place primarily in over-the-counter markets which consist of groups of dealer firms that are typically major securities firms. Because the high-yield security market is a dealer market, rather than an auction market, no single obtainable price for a given security prevails at any given time. Prices are determined by negotiation between traders. The existence of a liquid trading market for the securities may depend on whether dealers will make a market in the securities. There can be no assurance that a market will be made for any of the securities, that any market for the securities will be maintained or of the liquidity of the securities in any markets made. Not all dealers maintain markets in all high-yield securities. Therefore, since there are fewer traders in these securities than there are in "investment grade" securities, the bid-offer spread is usually greater for high-yield securities than it is for investment grade securities.

Lower-rated securities tend to offer higher yields than higher-rated securities with the same maturities because the creditworthiness of the issuers of lower-rated securities may not be as strong as that of other issuers. Moreover, if a fixed-income security is recharacterized as equity by the Internal Revenue Service for federal income tax purposes, the issuer's interest deduction with respect to the security will be disallowed and this disallowance may adversely affect the issuer's credit rating. Because investors generally perceive that there are greater risks associated with the lower-rated securities in the Trust, the yields and prices of these securities tend to fluctuate more than higher-rated securities with changes in the perceived quality of the credit of their issuers. In addition, the market value of high-yield, high-risk, fixed-income securities may fluctuate more than the market value of higher-rated securities since high-yield, high-risk, fixed-income securities tend to reflect short-term credit development to a greater extent than higher-rated securities. Lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities. Issuers of lower-rated securities may possess fewer creditworthiness characteristics than issuers of higher-rated securities and, especially in the case of issuers whose obligations or credit standing have recently been downgraded, may be subject to claims by debtholders, owners of property leased to the issuer or others which, if sustained, would make it more difficult for the issuers to meet their payment obligations. High-yield, high-risk securities are also affected by variables such as interest rates, inflation rates and real growth in the economy. Therefore, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings.

High-yield, high-risk securities are generally subordinated obligations. The payment of principal (and premium, if any), interest and sinking fund requirements with respect to subordinated obligations of an issuer is subordinated in right of payment to the payment of senior obligations of the issuer. Senior obligations generally include most, if not all, significant debt obligations of an issuer, whether existing at the time of issuance of subordinated debt or created thereafter. Upon any distribution of the assets of an issuer with subordinated obligations upon dissolution, total or partial liquidation or reorganization of or similar proceeding relating to the issuer, the holders of senior indebtedness will be entitled to receive payment in full before holders of subordinated indebtedness will be entitled to receive any payment. Moreover, generally no payment with respect to subordinated indebtedness may be made while there exists a default with respect to any senior indebtedness. Thus, in the event of insolvency, holders of senior indebtedness of an issuer generally will recover more, ratably, than holders of subordinated indebtedness of that issuer.

Obligations that are rated lower than "BBB-" by Standard & Poor's, or "Baa3" by Moody's, respectively, should be considered speculative as such ratings indicate a quality of less than investment grade. Investors should carefully review the objective of the Trust and consider their ability to assume the risks involved before making an investment in the Trust.

Foreign Issuers. The following section applies to individual Trusts which contain Securities issued by, or invest in securities issued by, foreign entities. Since certain of the Securities in the Trust consist of, or invest in, securities issued by foreign entities, an investment in the Trust involves certain investment risks that are different in some respects from an investment in a trust which invests solely in the securities of domestic entities. These investment risks include future political or governmental restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Securities, the possibility that the financial condition of the issuers of the Securities may become impaired or that the general condition of the relevant stock market may worsen (both of which would contribute directly to a decrease in the value of the Securities and thus in the value of the Units), the limited liquidity and relatively small market capitalization of the relevant securities market, expropriation or confiscatory taxation, economic uncertainties and foreign currency devaluations and fluctuations. In addition, for foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, there may be less publicly available information than is available from a domestic issuer. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. The securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable domestic issuers. In addition, fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. However, due to the nature of the issuers of the Securities selected for the Trust, the Sponsor believes that adequate information will be available to allow the Supervisor to provide portfolio surveillance for the Trust.

Securities issued by non-U.S. issuers generally pay dividends in foreign currencies and are principally traded in foreign currencies. Therefore, there is a risk that the United States dollar value of these securities will vary with fluctuations in the U.S. dollar foreign exchange rates for the various Securities.

On the basis of the best information available to the Sponsor at the present time, none of the Securities in the Trust are subject to exchange control restrictions under existing law which would materially interfere with payment to the Trust of dividends due on, or proceeds from the sale of, the Securities. However, there can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payment to the Trust. The adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of international securities in the Trust and on the ability of the Trust to satisfy its obligation to redeem Units tendered to the Trustee for redemption. In addition, restrictions on the settlement of transactions on either the purchase or sale side, or both, could cause delays or increase the costs associated with the purchase and sale of the foreign Securities and correspondingly could affect the price of the Units.

Investors should be aware that it may not be possible to buy all Securities at the same time because of the unavailability of any Security, and restrictions applicable to the Trust relating to the purchase of a Security by reason of the federal securities laws or otherwise.

Foreign securities generally have not been registered under the Securities Act of 1933 and may not be exempt from the registration requirements of such Act. Sales of non-exempt Securities by the Trust in the United States securities markets are subject to severe restrictions and may not be practicable. Accordingly, sales of these Securities by the Trust will generally be effected only in foreign securities markets. Although the Sponsor does not believe that the Trust will encounter obstacles in disposing of the Securities, investors should realize that the Securities may be traded in foreign countries where the securities markets are not as developed or efficient and may not be as liquid as those in the United States. The value of the Securities will be adversely affected if trading markets for the Securities are limited or absent.

Concentrations

Health Care. The Trust is considered to be concentrated in common stocks of health care companies. These companies include those involved in health care/managed care, hospital management/health services, the creation and development of drugs and biotechnology, and the development of advanced medical devices, instruments and other supplies, all of which have unique potential risks. These companies are subject to governmental regulation of their products and services, a factor which could have a significant and unfavorable effect on the price and availability of such products or services. Furthermore, such companies face the risk of increasing competition from new products or services, generic drug sales, the termination of patent protection for drug or medical supply products and the risk that technological advances will render their products obsolete. The research and development costs of bringing a drug to market are substantial, and include lengthy governmental review processes with no guarantee that the product will ever come to market. Many of these companies may have operating losses and may not offer certain products for several years. Such companies may also have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic. On a worldwide basis, such companies are involved in the development and distributions of drugs, vaccines, medical products and medical services.

 As the number of older people in the United States increases, the health care system is increasingly burdened by the costs related to chronic illnesses, injuries, disabilities, nursing home care and home health care. These costs may be exaggerated for health care facility operators who may already by events and conditions including fluctuating demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party programs. The challenges presented by an increase in the elderly population may require an increase in spending to improve and expand the health care infrastructure as well as overall reform to the entire health care system.

Legislative proposals concerning health care are proposed in Congress from time to time. These proposals span a wide range of topics, including cost and price controls (which may include a freeze on the prices of prescription drugs), national health insurance, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums and promotion of pre-paid health care plans. Recent regulatory changes include Medicare Prescription Drug Improvement and Modernization Act of 2003, the Deficit Reduction Act of 2005, the Food and Drug Administration Amendments Act of 2007, and the Health Care and Education Affordability Reconciliation Act of 2010.

The possibility of significant health care reform has increased in recent years. President Barack Obama's budget request for the 2010 fiscal year sets aside $634 billion over 10 years to finance reforms to the health care system including the expansion of health care insurance to cover all Americans. If adopted, this reserved funding would be financed in part by $316 billion in various cuts to Medicare and Medicaid, including cutting payments to insurers that contract with the government through Medicare. The effects on health care companies if the budget proposal is approved are uncertain.

President Obama recently signed the Health Care and Education Affordability Reconciliation Act of 2010, which is expected to have significant implications on the health care sector. The goal of the legislation is to provide health insurance coverage for those who do not have it. The measure will require most Americans to purchase health insurance coverage; will add approximately 16 million people to the Medicaid rolls; and will subsidize private coverage for low- and middle-income people. It will also regulate private insurers more closely, banning practices such as denial of care for pre-existing conditions. The implementation of the Act's provisions will take place over the next several years and could cause a decrease in the profitability of companies in the health care sector through increased costs and possible downward pressure on prices charged. The long-term effects of the Act on the health care sector remain uncertain and cannot be predicted.

Telecommunication Services. An investment in Units of the Trust should be made with an understanding of the problems and risks inherent in an investment in the telecommunications sector in general. The market for high-technology communications products and services is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the Securities depends in substantial part on the timely and successful introduction of new products and services. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the Securities will be able to respond in a timely manner to compete in the rapidly developing marketplace.

The telecommunications industry is subject to governmental regulation. However, as market forces develop, the government will continue to deregulate the communications industry, promoting vigorous economic competition and resulting in the rapid development of new communications technologies. The products and services of communications companies may be subject to rapid obsolescence. These factors could affect the value of the Trusts' Units. For example, while telephone companies in the United States are subject to both state and federal regulations affecting permitted rates of returns and the kinds of services that may be offered, the prohibition against phone companies delivering video services has been lifted. This creates competition between phone companies and cable operators and encourages phone companies to modernize their communications infrastructure. Certain types of companies represented in the Trust's portfolio are engaged in fierce competition for a share of the market for their products. As a result, competitive pressures are intense and the stocks are subject to rapid price volatility.

Many communications companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the Securities to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology.

Companies involved in the telecommunications sector are currently in the midst of a period of modest growth, with changes in regulation and technology responsible. Worldwide telecommunications are expected to grow approximately 6% from 2005 through 2010 with wireless technology making up half of the revenue. However, growth will not be consistent among all product types. Local phone markets have been pressured by a shift to wireless phones, the Internet, and cable television providers now competing directly with telephone companies. Additionally, pricing pressure and competition have intensified. To meet increasing competition, companies may have to commit substantial capital, particularly in the formulation of new products and services using new technology. As a result, many companies have been compelled to cut costs by reducing their workforce, outsourcing, consolidating and/or closing existing facilities and divesting low selling product lines.